UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-2168
                                                     ---------------------

                            ACTIVA MUTUAL FUND TRUST
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                         2905 Lucerne Dr. SE, Suite 200
                        Grand Rapids, Michigan 49546-7116
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

     Allan D. Engel, President, Secretary, and Treasurer Activa Mutual Fund
                          2905 Lucerne Dr SE, Suite 200
                        Grand Rapids, Michigan 49546-7116
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (616) 787-6288
                                                           -------------------

                  Date of fiscal year end: December 31
                                           ------------------

                  Date of reporting period: January 1, 2003 thru June 30, 2003
                                            ----------------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Activa

Logo: Activa

SEMIANNUAL REPORT
JUNE 30, 2003

Activa Money Market Fund
   Sub-Adviser: JP Morgan Investment
   Management, Inc.

Activa Intermediate Bond Fund
   Sub-Adviser: McDonnell Investment
   Management, LLC

Activa Value Fund
   Sub-Adviser: Wellington Management, Co. LLP

Activa Growth Fund
   Sub-Adviser: State Street Research &
   Management Company

Activa International Fund
   Sub-Adviser: Nicholas-Applegate
   Capital Management

Logo: Activa Mutual Funds

A selection of stock, bond, and money market funds, managed by professional advisers, which are designed to help investors meet their financial goals.

Activa Mutual Funds Semiannual Report

Contents

                                                                            Page

SHAREHOLDER LETTER                                                             1

ACTIVA MONEY MARKET FUND                                                       2

ACTIVA INTERMEDIATE BOND FUND                                                  3

ACTIVA VALUE FUND                                                              4

ACTIVA GROWTH FUND                                                             6

ACTIVA INTERNATIONAL FUND                                                      8


ACTIVA Officers and Trustees of the Fund                                       9


SCHEDULE OF INVESTMENTS

   Activa Money Market Fund                                                   11

   Activa Intermediate Bond Fund                                              12

   Activa Value Fund                                                          15

   Activa Growth Fund                                                         20

   Activa International Fund                                                  24


                                                                            Page

STATEMENT OF ASSETS AND LIABILITIES                                           31

STATEMENT OF OPERATIONS                                                       32

STATEMENT OF CHANGES IN NET ASSETS                                            33

NOTES TO FINANCIAL STATEMENTS                                                 35


FINANCIAL HIGHLIGHTS                                                          40



Activa Mutual Funds
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan 49546
(616) 787-6288 (800) 346-2670
www.activafunds.com

SEMIANNUAL REPORT

Dear Shareholder:

I am pleased to provide you with the Semi-Annual Report to Shareholders for the Activa Mutual Funds for the six month period ended June 30, 2003. The following pages include the sub-advisers' management discussions and performance reviews for the Funds.

During first six months of 2003 the stock markets posted positive returns. Although the first quarter 2003 saw mostly negative returns in the stock markets the second quarter was the best performing quarter since the fourth quarter of 1999. A quick resolution to the major military action in Iraq and an investor targeted tax cut help contribute to the positive market returns. The Dow Jones Industrial Average finished the first half of the year up 9.0% and Standard & Poor's 500 Index for the same period ended with a double-digit increase of 11.8%. Small-Cap stocks showed the greatest recovery with the Nasdaq Composite finishing the period up 20.4%. International stock markets also posted positive six-month returns with the MSCI EAFE Index up 9.8%.

Mutual Fund investors seem to have a renewed optimistic outlook on stocks as well. Stock-funds saw over $30 billion in new investments during the second quarter of 2003, in contrast to the nearly $7 million outflow during the first quarter. Bond-funds continued to see new investments although the second quarter, nearly $30 billion in-flow, saw a slow down of new money as compared with new investments during the first quarter of over $43 billion.

With many investors believing that the economy is recovering, it is important to remember that it is impossible to predict where the market direction will go in the future and how the stock and bond markets will be affected in the short and long term. With this in mind it is as important as ever for investors to maintain and review their investment objectives and focus of their investment programs. Some financial experts are cautioning investors who may now have heavy weighting in the bond market that, as the economy recovers and bond yields begin to increase, bond prices may decrease quickly. Diversification among asset classes and the appropriate mix of stock and bond investments have helped some investors weather market volatility.

Maintaining a diversified investment plan and using dollar cost averaging may help investors achieve their goals. Dollar cost averaging involves investing a certain amount of money in the same fund at the same time each month or quarter. By investing the same dollar amount on a periodic basis in the same fund you may pay a lower average cost per share. Although dollar cost averaging does not guarantee a profit, it does encourage discipline, eliminate the need to decide when to invest, and avoid the temptation to time the market. Activa Mutual Funds can help you maintain an investment program by establishing an automatic investment program from your bank account. You can choose the dollar amount (minimum $50), time periods, and Funds you want to invest in. Call an Activa Funds Shareholder Representative (1-800-346-2670) to further discuss dollar cost averaging and how you can establish an automatic investment program.

To help investors determine their personal asset allocation and investment needs the Activa Funds web-site offers a variety of financial calculators to help investors develop a plan. Please visit our web site at www.activafunds.com to access the financial calculators, and learn how you can develop a diversified portfolio using the Activa Funds.

We here at Activa funds thank you for your support of our Fund family and we will continue to make it our priority to bring you the highest level of quality and service.

Sincerely,

/s/ Allan D. Engel

Allan D. Engel
President

                                         ACTIVA Mutual Funds Semiannual Report 1

ACTIVA Money Market Fund -- JP Morgan Investment Management, Inc.

During the first quarter of 2003, investors focused on the possibility of war in Iraq, terrorism, SARS and economic weakness. However, investors' attention shifted to other matters by April, including the resolution of the war in Iraq, deflation, better-than-expected corporate earnings, passage of a tax-cut package and a brighter economic outlook. Although businesses delayed investing or hiring, consumers became more optimistic and took advantage of low mortgage rates. The Federal Reserve Board left rates unchanged until late June when it cut the Federal Funds Rate by a quarter-percent to 1%. While the ease put the rate at its lowest level since 1958, the decrease was less than the half-a-percent expected by the markets.

The Activa Money Market Fund, which seeks to provide preservation of principal, returned 0.31% for the six-month period ended June 30, 2003. Contributing to performance was our active management of the Fund's weighted average maturity
(WAM). A longer WAM is beneficial in a decreasing interest rate environment because it helps to increase the total return of the Fund.

For most of the first quarter, the market suffered from a lack of relative value because of the flat yield curve. We focused on maintaining the Fund's WAM by purchasing commercial paper and certificates of deposit (CDs) with two- to six-month maturities. When large maturities caused the WAM to shorten, we compensated by adding one-year fixed-rate CDs to increase yield. Throughout the first three months of the period, we purchased four- to six-month commercial paper and CDs in an effort to extend the WAM toward our 65- to 70-day target. However, because we believed that the Fed would ease interest rates, we began to extend and maintained a longer WAM, targeting a range of 70 to 73 days and concentrating our purchases in four- to six-month issues. During the second quarter, as the time for Fed action drew near, the market priced in a more aggressive cut than was actually announced. Seeing little value in extended maturities, we allowed our WAM to shorten.

2  ACTIVA Mutual Funds Semiannual Report

ACTIVA Intermediate Bond Fund -- McDonnell Investment Management, LLC

As we entered 2003, the fixed income market was focused on the prospects for economic recovery and the likelihood of rising interest rates. However, despite signs of a rebound, deflationary concerns and a lack of pricing power contributed to a continued decline in rates during the first half of 2003. In addition, the Federal Open Market Committee reduced the Federal Funds target from 1.25% to 1.00%. The declining interest rate environment led to further steepening of the yield curve. The yield difference from 2 year treasuries to 30 year treasuries increased from 3.18% as of December 31, 2002 to 3.26% as of June 30, 2003. The 30-year treasury yielded 4.56% at quarter end. All of this market activity contributed to a positive total return for the Activa Intermediate Bond Fund.

The U.S. economy showed signs of a subdued recovery as real GDP grew at 1.4% for the first 3 months of the year. Estimates for the second quarter indicate 2% growth based upon broad market expectations. The keys to a sustained economic recovery will be continued consumer spending, business investment growth, improved trade balances and a reduction in the current geopolitical risks.

As of June 30, 2003, the Activa Intermediate Bond Fund (the Fund) had a duration of approximately 4.2 years, which was comparable to the 4.2 year duration of the Fund's benchmark, the Lehman Brothers Aggregate Bond Index. With respect to relative sector weightings, the Fund held overweight positions in the asset-backed, mortgage-backed, and corporate sectors while maintaining an underweight position in Treasury's. We believe the relative yield premiums offered by these sectors remain attractive and present attractive total return opportunities. For the six months ended June 30, 2003, the Fund's total return was 3.76% slightly trailing the Lehman Brothers Aggregate Bond Index return of
3.93 % for the same period.

We believe the second half of 2003 will continue to present challenges for fixed-income portfolios, particularly if economic strength emerges and interest rates begin to rise. However, an improved economic environment may lead to improved credit conditions and should present opportunities along the yield curve. We expect to continue to meet these challenges through appropriate risk management and our disciplined investment style.

                                         ACTIVA Mutual Funds Semiannual Report 3

ACTIVA Value Fund -- Wellington Management Co., LLP

During the first six months of the year, equities rallied strongly off of a remarkable turn in investor sentiment as an end to the major military action in Iraq, better than expected first quarter corporate earnings results, and a $350 billion stimulus package approved in Washington encouraged stock prices.

During the period, growth stocks outperformed value stocks, with the Russell 1000 Value Index returning 11.6% versus the Russell 1000 Growth Index, which was up 13.1%. While large-cap, mid-cap and small-cap stocks all posted double-digit gains, during the first half of the year, small-cap stocks outperformed both large-cap and mid-cap stocks by a wide margin. Equity market performance was broad-based, with all ten S&P 500 industrial sectors rising meaningfully higher, with the more volatile sectors, Information Technology and Telecommunications Services, outperforming the more defensive sectors, such as Energy and Consumer Staples.

Low interest rates, a weaker US dollar and fiscal policy are providing economic stimulus that is without precedent in the last thirty years. Tax cuts and low interest rates provide a temporary boost to consumption, but ultimately jobs are needed to bolster the recovery. We expect to see some modest employment creation by the fourth quarter, followed by a self-sustaining upturn in jobs and consumption next year. In response to the aggressive economic stimulus, we anticipate that the US will again become an engine of growth for the rest of the world. This will be a welcome relief for the growth-starved global economy. However, this policy-induced upturn will have to be paid for at a later stage. We expect a deterioration of the US fiscal deficit to nearly 5% of GDP in 2004.

The Activa Value Fund recorded strong positive performance of +10.97% net of expenses during the six-month period, but slightly trailed the +11.6% return of its Russell 1000 Value index.

The Fund's investment approach uses fundamental, or "bottom-up," security analysis to focus on stock selection within industries; rather than making significant sector bets, industry weights are kept in line with those of the Russell 1000 Value Index. The Fund consists of multiple sub-portfolios, each actively managed by one of Wellington Management's global industry analysts.

Year-to-date, strong stock selection within Industrials, Consumer Staples and Consumer Discretionary related stocks contributed to performance, while Health Care, Information Technology and Utility related stocks detracted from performance. Consumer Staple and Consumer Discretionary stocks also performed well due to a boost in confidence related to the resolution of the war in Iraq and despite the negative effects of rising savings rates, slower credit growth, a diminished effect from refinancing activity, and a weak employment picture. Stock selection in the Consumer Staples stocks added to performance, led by our large position in Altria (formerly Philip Morris Companies). The rise in the stock can be attributed to an improved litigation environment.

Relative performance within the Industrials related stocks was positive primarily due to the resolution of the Iraq war, as investors look for an up-tick in personal and business travel. Continental Airlines surged as war uncertainties came to an end. Within the commercial services industry, investors rewarded Cendant, a global provider of complementary consumer and business services, as it announced its intent to buyback stock and debt. Expectations of a debt upgrade and a dividend payout pushed the stock up.

The Fund's underperformance within Heath Care related stocks was largely a result of our holding in Schering-Plough. During the period, Schering-Plough revised its 2003 guidance downward, creating a sense of capitulation in investors. The company then announced the appointment of a new CEO, Fred Hassan, former CEO of Pharmacia, which was viewed positively overall. We continue to believe the stock is attractive.

The Telecommunication related stocks showed positive momentum, but portfolio returns within the sector trailed the benchmark as the market showed a preference for speculative names and our quality bias hurt.

Utility stocks also performed well during the period, largely as a result of dividend tax relief. During the period, stock selection within the Fund detracted, as the markets also showed a preference for speculative names and our holdings in large cap, high quality names lagged the Index with high leverage to a recovery. Due to strong recent performance, the

4 ACTIVA Mutual Funds Semiannual Report

ACTIVA Value Fund continued

near term upside for utilities maybe somewhat limited, but our current positioning continues to offer strong dividends with above sector average growth.

We continue to believe that US large-cap stocks should benefit from a weaker US dollar, access to faster growing Asian markets, and diminished sensitivity to domestic economic conditions. The recent passage by Congress of dividend tax reform should benefit both large-cap and value stocks.

                                         ACTIVA Mutual Funds Semiannual Report 5

ACTIVA Growth Fund -- State Street Research & Management Company

Equity markets ended the first half of 2003 in positive territory, as the outlook for equity markets remains favorable. In this environment, most of the major indexes posted double-digit returns for the quarter; the Dow Jones Industrial Average returned 9.0%, while the Nasdaq Composite increased 20.4%. And in the second quarter, both the Nasdaq and Dow Jones posted their strongest gains since the fourth quarter of 2001. Additionally, the S&P 500 Index, which returned 11.8% for the six-month period, posted its strongest quarterly return since the fourth quarter of 1998. Small-cap stocks were clearly favored over mid- and large-caps in the second quarter, with the Russell 2000(R) Index gaining 17.9% in the period compared to the gains of 15.5% and 12.3% posted by the Russell Midcap(R) and Russell 1000(R) Indexes, respectively.

The Activa Growth portfolio posted strong absolute returns, returning 11.74% in the first half of the year, underperforming the Russell 1000(R) Growth index, which returned 13.1%. Following three years of negative returns, equity markets came a long way to win back investors. During this time, smaller-cap and lower-quality securities have performed especially well, particularly in the second quarter. In this environment, the portfolio's emphasis on finding companies with fundamental growth hurt returns as more speculative names were favored. Over the longer term, we continue to expect that our process will be rewarded. In the first half of the year, portfolio returns benefited from strong stock selection in the Consumer Discretionary, Health Care and Energy sectors. These gains, however, were offset by weaker stock selection in Consumer Staples, Technology and Utilities, resulting in modest underperformance.

Within the Consumer Discretionary related stocks, while the economic and geopolitical environment in the first quarter did not favor consumers, a recovery in consumer spending and expectations of increasing disposable income in the coming quarters buoyed returns. Internet-related stocks Expedia and Yahoo! were two of the top-performing stocks within the portfolio, returning over 100%. Shares of online travel leader Expedia have gained sharply since March as InterActiveCorp (formerly USA Interactive) has attempted to purchase the remaining shares of the company. Alternatively, Yahoo has beaten earnings estimates for four straight quarters, partly due to robust advertising revenues. Retailer Best Buy also delivered solid returns and expects increased consumer confidence, gains in market share and easier comparisons with a year ago to drive same-store sales growth in the second half of fiscal 2004. In addition, Best Buy reiterated its estimates of 14% to 16% earnings growth and 11% to 13% revenue growth for the year. In Health Care related stocks, biotech names tended to outperform drug stocks, with Amgen returning over 36.4% during the quarter as the company continued to forecast increased sales and continued earnings growth resulting from new products to treat anemia, arthritis and cancer. Additionally, many Energy related stocks have performed well in the first half of the year as natural gas and oil supply-demand issues continued to benefit energy holdings. Natural gas and crude oil producer Burlington Resources, as well as equipment and service providers Nabors and Halliburton, posted double-digit gains as natural gas drilling activity increased to meet elevated demand in a high-priced environment for the commodity.

In Technology and the telecommunications portion of the Utilities sector, many of the lower-quality names, which had been punished by the market over the course of the bear market, rallied from distressed levels. As a result, many of the higher-quality companies with fundamental growth characteristics had difficulty keeping pace during the first half of the year. The portfolio lagged the index in these industries, impairing return comparisons. In Utilities, telecom names rallied 37.7% during the period. Within the benchmark Technology sector, communications technology and semiconductor names were the strongest areas, returning 30.1% and 21.9% respectively. Our communications technology holdings, including Network Associates, JDS Uniphase and CIENA, have all lagged.

We increased our overweight within the Consumer Discretionary related stocks. Our biggest moves included initiating positions in Disney, Nike, and Expedia and eliminating Kohl's. As box-office returns for "Finding Nemo" continue to be bigger than expected, investors may come to realize Disney gets a higher share of the earnings, sequel and merchandising rights than its partner, Pixar. Additionally, a rebound in the highly profitable theme parks business is

6 ACTIVA Mutual Funds Semiannual Report

ACTIVA Growth Fund continued

inevitable. We began a modest position in Nike as we believe its core products could lead to solid revenue growth while other business lines, such as golf and women's products, could grow in the high single digits. Expedia, an existing portfolio holding, has become an even more substantial position as a result of both stock price increases and additional purchases. With the impending acquisition by InterActiveCorp, we remain confident not only about Expedia itself but also its potential as a combined entity. We eliminated Kohl's on concerns related to its increasing inventory levels, leading us to believe it would miss earnings estimates--which it later did.

Conversely, in the Health Care related stocks, we reduced our weighting, moving to a slight underweight. We reduced our holdings in Amgen, realizing profits and taking advantage of strong stock price appreciation within the quarter after the company beat consensus estimates for the first quarter. We added to Pfizer, following its merger with Pharmacia, and initiated an overweight position in Wyeth on the strength of its existing products and competitive positioning.

The Growth investment process, and its search for companies with stable growth, will tend to avoid the speculative range of companies. Although we also seek to add value by finding companies with accelerating earnings growth, we will avoid lower-quality companies. We anticipate that when valuation levels for the lower-quality companies revert back to a fundamental basis--and, conversely, higher-quality stocks are no longer undervalued--the portfolio will generate strong absolute and relative returns. In the coming months, we anticipate investors will focus less on macroeconomic factors such as the Federal Reserve's interest rate moves, and more on the underlying strengths of individual companies.

                                         ACTIVA Mutual Funds Semiannual Report 7

ACTIVA International Fund -- Nicholas Applegate Capital Management

The international stock markets managed to rally during the first half due to a number of factors. The first was the resolution of the war in Iraq. Second, we saw the abatement of the SARS epidemic in Asia. Finally, valuations were very attractive, particularly in Europe, where the markets had become oversold in preceding quarters.

The year began with a continued sell-off in non-US equities. At the beginning of March, European stocks, particularly financials, staged a sharp but short-lived rebound. Late in the first quarter, European stocks sold off once again. Large insurance companies were especially hard hit as falling equity prices triggered the need to issue rights and sell futures to maintain hedged positions, thereby diluting shares and driving them down even further.

Meanwhile, the dollar weakened versus the euro, putting pressure on European exporters by boosting the competitiveness of US exporters. This pressure heightened the need for economic stimulus to jump-start growth in Europe. Of course, for dollar-based investors, a stronger euro boosted the value of their investments in non-US securities.

In Asia, Japan's business confidence surprised on the upside, with the most recent telecommunications survey results surpassing consensus expectations. For the first part of the year, Japanese equities trailed US and Europe, but picked up steam late in the period.

As of June 30, 2003, the Activa International Equity portfolio gained 9.26%, slightly behind the MSCI EAFE benchmark, which returned 9.8% year-to-date.

The portfolio's performance was helped by strong stock selection in the Consumer Discretionary, Energy and Healthcare related stocks compared to the benchmark. At the end of June, we continue to be overweight in Energy related stocks, with an emphasis on natural gas drillers. Another sizable position is in the Technology and Telecommunications related stocks, which tends to be skewed toward Asia. The portfolio is underweight in Consumer Discretionary related stocks as it has become increasingly difficult to find companies in this sector that do not suffer from currency risk. We are also underweight in Insurance due to concerns that the strong rally in share prices is ahead of the rally in earnings.

During the period, we shifted holdings in the financial services sector from more retail-oriented stocks to those with more exposure to the capital markets. As the market began to rally, the reliable earnings growth of these companies became less attractive compared to the faster-growing Financials, Technology, and Telecom related stocks. We trimmed or sold several positions in Consumer Non-Durables related stocks vulnerable to a weaker US dollar, including Diageo, Unilever, and Interbrew.

The only significant detractor from first half results came from holdings in Japan, primarily financials. Our financial holdings included some of the highest-quality banks in Japan. These companies are benefiting from faster-than-expected loan write-offs, supported by the nation's central bank, the Bank of Japan. Many of them also successfully completed a round of equity issuance during the first quarter, which had been an overhang on share prices. The market did not reward these strengths, however. Other Japanese stocks that suffered included Mitsubishi Estate, in the real estate sector, and Nintendo. We believe the Japanese market is finally showing signs of promise and have been increasing our portfolio exposure there.

Geographically, the portfolio is underweight in continental Europe and overweight in Canada. Japan has become more attractive. Loose liquidity conditions have triggered a sell-off in Japan's bond markets in favor of equities. This asset-allocation shift has been driven by both institutional and retail investors. We continue to add to the Japan portion of the portfolio.

From a macroeconomic perspective, economic growth throughout continental Europe is anemic at best, with indicators in Germany especially weak. The authorities have responded with stimulus, such as the European Central Bank's reduction of interest rates by 50 basis points. At the end of June, the German government accelerated a package of income tax cuts, and we have seen many other European countries attempt to stimulate their economy either by spending or cutting taxes. US-led growth will also boost the return prospects for Europe. These actions bode well for future economic growth. Despite weakness in Europe, however, we have added significant value by identifying those companies benefiting from increasing market share and we expect we will continue to do so. Outside of Europe, Asia ex-Japan is posting some of the fastest economic and earnings growth in the world. Many stocks in the portfolio stand to benefit from the ongoing shift of manufacturing towards China.

8 ACTIVA Mutual Funds Semiannual Report

ACTIVA Officers and Trustees of the Fund

The business affairs of the Fund are managed and under the direction of the Board of Trustees ("Board"). The following information as of June 30, 2003 pertains to the Officers and Trustees of the Fund or the Advisor or both, and includes their principal occupation during the past five years and their compensation as Trustee:

                                                                                                       NUMBER OF
                                                                                                       PORTFOLIOS    OTHER
                                                                                                         IN FUND    DIRECTOR-
                                                          TERM OF                                       COMPLEX      SHIPS
     NAME AND                                         OFFICE/LENGTH          PRINCIPAL OCCUPATION     OVERSEEN BY   HELD BY
      ADDRESS           AGE        OFFICE HELD        OF TIME SERVED            LAST FIVE YEARS         DIRECTOR    DIRECTOR
      -------           ---        -----------        --------------            ---------------         --------    ---------
Allan D. Engel*          51     Trustee, President,  Perpetual / 22      Vice President, Real Estate       5          None
2905 Lucerne SE,                Secretary and                            Operations and Secretary-
Suite 200                       Treasurer of the                         Activa Holdings Corp.
Grand Rapids,                   Fund; President,                         Formerly, Sr. Manager,
Michigan                        and Secretary of                         Investments and Real
49546                           the Investment                           Estate, Amway Corporation;
                                Adviser.                                 Director, President and
                                                                         Secretary of Amway
                                                                         Management Company
                                                                         (1981-1999); Trustee,
                                                                         Vice President and
                                                                         Secretary, Amway Mutual
                                                                         Fund (1981-1999); Vice
                                                                         President and Assistant
                                                                         Treasurer, Activa Mutual
                                                                         Fund Trust (1999-2002).

James J. Rosloniec*      58     Trustee of the Fund  Perpetual / 22      President & Chief Operating       5          None
2905 Lucerne SE                                                          Officer, JVA Enterprises,
Suite 200                                                                LLC. President, Chief
Grand Rapids,                                                            Executive Officer and
Michigan                                                                 Director, Activa Holdings
49546                                                                    Corp. Formerly, Vice
                                                                         President-Audit and Control,
                                                                         Amway Corporation (1991-2000);
                                                                         Director, Vice President and
                                                                         Treasurer of Amway Management
                                                                         Company (1984-1999); Trustee,
                                                                         President and Treasurer,
                                                                         Amway Mutual Fund,
                                                                         (1981-1999); President and
                                                                         Treasurer, Activa Mutual
                                                                         Fund Trust (1999-2002).

Joseph E. Victor, Jr.    55     Advisory Trustee of  Perpetual / 2       President and Chief               5          None
2905 Lucerne SE,                the Fund                                 Executive Officer, Marker
Suite 200                                                                Net, Inc. (Crown
Grand Rapids,                                                            Independent Business
Michigan 49546                                                           Owner affiliated with
                                                                         Quixtar, Inc.)

Donald H. Johnson        72     Trustee of the       Perpetual / 10      Retired, Former Vice              5          None
2905 Lucerne SE,                Fund                                     President-Treasurer,
Suite 200                                                                SPX Corporation.
Grand Rapids,
Michigan 49546

Walter T. Jones          61     Trustee of the       Perpetual / 11      Retired, Former Senior            5          None
936 Sycamore Ave.               Fund                                     Vice President-Chief
Holland, Michigan 49424                                                  Financial Officer,
                                                                         Prince Corporation.

Richard E. Wayman        68     Trustee of the       Perpetual / 5       Retired, Former Finance           5          None
24578 Rutherford                Fund                                     Director, Amway
Ramona, California 92065                                                 Corporation.


                                         ACTIVA Mutual Funds Semiannual Report 9

ACTIVA Officers and Trustees of the Fund continued

The following table summarizes Trustee compensation which was paid by Activa Asset Management LLC during the six month period ended June 30, 2003 pursuant to the Administration Agreement.

                                                   PENSION OR
                                                   RETIREMENT
                                                    BENEFITS
                                                   ACCRUED AS     ESTIMATED ANNUAL         TOTAL
 NAME OF PERSON,                    TRUSTEE          PART OF          BENEFITS         COMPENSATION
    POSITION                     COMPENSATION     FUND EXPENSES    UPON RETIREMENT   PAID TO TRUSTEES
    --------                     ------------     -------------    ---------------   ----------------
Allan D. Engel*
Trustee                             $5,000             -0-               -0-            $5,000

James J. Rosloniec*
Trustee                             $5,000             -0-               -0-            $5,000

Joseph E. Victor, Jr.
Advisory Trustee                    $5,000             -0-               -0-            $5,000

Donald H. Johnson
Trustee                             $5,000             -0-               -0-            $5,000

Walter T. Jones
Trustee                             $5,000             -0-               -0-            $5,000

Richard E. Wayman
Trustee                             $5,000             -0-               -0-            $5,000

*Mssrs. Engel and Rosloniec are interested persons of the Fund. In addition, Mr. Engel is an officer of the Fund, Investment Adviser and of Activa Holdings Corp., which controls the Investment Adviser. Mr. Rosloniec is also an officer of Activa Holdings Corp., and of JVA Enterprises, LLC, which may be deemed to control Activa Holdings Corp.

The Officers serve without compensation from the Fund. Fees paid to all Trustees during the six month period ended June 30, 2003, amounted to $30,000.

The Fund's Statement of Additional Information contains additional information about the Fund's Trustees. It is available, without charge, by writing or telephoning the Fund.


10  ACTIVA Mutual Funds Semiannual Report

ACTIVA Schedule of Investments
MONEY MARKET FUND - 6/30/03 (Unaudited)
                                                                             % OF          SHARES OR                  VALUE
     SECURITY DESCRIPTION                                             INVESTMENTS          PAR VALUE                (NOTE 2)
--------------------------                                          -------------        -----------       -----------------
CERTIFICATES OF DEPOSIT                                                      3.3%
     CREDIT AGRICOLE INDOSUEZ SA, FRN, 9/25/03                                             1,000,000       $        999,929
                                                                                                           -----------------

COMMERCIAL PAPER                                                            76.9%
     CIT GROUP, INC., DN, 1.25%, 8/15/03                                                   1,000,000                998,437
     BANK OF IRELAND, DN, 1.21%, 8/28/03                                                   1,500,000              1,497,076
     LIBERTY STREET FUND COPPORATION, DN, 1.06%, 9/26/03                                   1,200,000              1,196,926
     SANTANDER CENTRAL HISPANO FINANCE DEL., DN, 1.21%, 9/05/03                            1,000,000                997,782
     NORDEA NORTH AMERICA, DN, 1.05%, 12/22/03                                             1,000,000                994,925
     NORDDEUTSCHE LANDESBANK LUXEM. SA, DN, 1.03%, 12/23/03                                1,500,000              1,492,490
     SIGMA FINANCE, INC., 1.23%, 8/18/03                                                   1,000,000                998,360
     UBS FINANCE, DN, 1.31%, 7/1/03                                                        1,256,000              1,256,000
     GE CAPITAL INTERNATIONAL FUNDING, INC., 1.26%, 9/22/03                                1,250,000              1,246,369
     ALLIED IRISH BANKS PLC, 1.22%, 8/7/03                                                 1,000,000                998,746
     AQUINAS FUNDING LLC, DN, 1.2%, 11/10/03                                               1,000,000                995,600
     CANTABRIC FINANCE LLC, DN, 1.25%, 8/12/03                                               691,000                689,992
     CORPORATE ASSET FUNDING, 1.21%, 9/15/03                                               1,500,000              1,496,168
     EDISON ASSET SECURITIZATION, DN, 1.25%, 10/15/03                                      1,000,000                996,319
     FCAR OWNER TRUST SERIES 1, 1.19%, 10/24/03                                              702,000                699,331
     GALAXY FUNDING, INC., DN, 1.22%, 8/12/03                                              1,500,000              1,497,865
     GRAMPIAN FUNDING LLC., 1.23%, 8/7/03                                                  1,500,000              1,498,104
     HBOS TREASURY SERVICES PLC, 1.25%, 7/7/03                                             1,000,000                999,792
     MONT BLANC CAPITAL CORP. DN, 1.25%, 7/9/03                                            1,500,000              1,499,583
     THAMES ASSET GLOBAL SEC NO. 1, DN, 1.25%, 7/7/03                                      1,500,000              1,499,688
                                                                                                           -----------------
                                                                                                                 23,549,553
                                                                                                           -----------------

FEDERAL HOME LOAN BANK                                                       4.9%
     FEDERAL HOME LOAN BANK, 1.4%, 3/8/04                                                  1,500,000              1,500,000
                                                                                                           -----------------

FEDERAL HOME LOAN MORTGAGE                                                   5.7%
     FEDERAL HOME LOAN MORTGAGE CORP., DN, 1.185%, 8/5/03                                  1,749,000              1,746,985
                                                                                                           -----------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION                                        2.7%
     FANNIE MAE, DN, 1.115%, 9/3/03                                                          839,000                837,337
                                                                                                           -----------------

CORPORATE BONDS                                                              6.5%
     BETA FINANCE, INC., FRN, 6/2/04                                                       1,000,000                999,954
     DORADA FINANCE, VAR, 2/12/04                                                          1,000,000                999,939
                                                                                                           -----------------
                                                                                                                  1,999,893
                                                                                                           -----------------

TOTAL SHORT TREM OBLIGATIONS - 100% (Cost $30,633,697)                                                     $     30,633,697
                                                                                                           =================

                                        ACTIVA Mutual Funds Semiannual Report 11


The accompanying notes are an integral part of these financial statements.

ACTIVA Schedule of Investments
INTERMEDIATE BOND FUND - 6/30/03 (Unaudited)
                                                                             % OF          SHARES OR                  VALUE
     SECURITY DESCRIPTION                                             INVESTMENTS          PAR VALUE                (NOTE 2)
--------------------------                                          -------------        -----------       -----------------
US TREASURY NOTES                                                            7.3%
     US TREASURY NOTES, 6.5%, 11/15/26                                                       600,000       $        761,364
     US TREASURY NOTES, 5.5%, 2/15/08                                                     10,000,000             11,397,200
                                                                                                           -----------------
                                                                                                                 12,158,564
                                                                                                           -----------------

US TREASURY BONDS                                                            4.4%
     US TREASURY BONDS, 7.25%, 5/15/16                                                       550,000                731,627
     US TREASURY BONDS, 8.125%, 8/15/19                                                    3,060,000              4,426,602
     US TREASURY BONDS, 5.25% 11/15/28                                                     2,000,000              2,177,720
                                                                                                           -----------------
                                                                                                                  7,335,949
                                                                                                           -----------------

US TREASURY STRIPS - PRINCIPAL ONLY                                          0.7%
     STRIP PRINC., 5/15/18                                                                 2,340,000              1,189,773
                                                                                                           -----------------

FEDERAL HOME LOAN MORTGAGE                                                   8.0%
     FREDDIE MAC GOLD, 5.5%, 12/1/32                                                       2,831,722              2,926,201
     FREDDIE MAC, 8.0%, 3/1/30                                                               965,882              1,035,599
     FREDDIE MAC, 6.5%, 12/15/22                                                           2,500,000              2,579,288
     FREDDIE MAC, 6.5%, 3/15/24                                                            1,268,271              1,269,247
     FREDDIE MAC, 5.5%, 5/15/28                                                            3,000,000              3,116,055
     FREDDIE MAC, 5.0%, 4/15/18                                                            2,250,000              2,357,205
                                                                                                           -----------------
                                                                                                                 13,283,595
                                                                                                           -----------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION                                       24.8%
     FANNIE MAE, 6.5%, 9/18/24                                                             2,800,000              2,808,120
     FANNIE MAE, 6.5%, 9/1/29                                                                795,149                830,430
     FANNIE MAE, 6.0%, 4/1/14                                                                571,974                598,606
     FANNIE MAE, 6.0%, 2/1/29                                                              1,267,924              1,320,226
     FANNIE MAE, 6.0%, 1/1/29                                                              1,740,053              1,811,830
     FANNIE MAE, 6.5%, 3/1/29                                                                940,617                982,644
     FANNIE MAE, 6.5%, 3/1/29                                                              1,149,084              1,200,425
     FANNIE MAE, 6.0%, 4/1/14                                                              1,230,590              1,287,111
     FANNIE MAE, 6.5%, 10/1/31                                                             1,795,046              1,872,449
     FANNIE MAE, 6.5%, 5/1/32                                                              2,141,896              2,234,307
     FANNIE MAE CL, 5.5%, 10/1/32                                                          5,200,970              5,386,332
     FANNIE MAE, 5.0%, 11/25/10                                                            3,971,489              4,005,333
     FANNIE MAE FNR, 5.5%, 7/26/09                                                         1,940,000              2,011,925
     FANNIE MAE FNR, 5.5%, 11/25/28                                                        3,000,000              3,123,959
     FANNIE MAE CL, 5.5%, 2/1/33                                                           1,959,919              2,029,817
     FANNIE MAE CL, 5.5%, 4/1/33                                                           1,536,158              1,564,721
     FANNIE MAE CL, 4.5%, 7/10/18                                                          4,000,000              4,105,008
     FANNIE MAE CL, 5.0%, 8/13/33                                                          4,000,000              4,065,312
                                                                                                           -----------------
                                                                                                                 41,238,555
                                                                                                           -----------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION                                     9.1%
     GOVERNMENT NATIONAL MORTGAGE ASSOCIATION, 6.0%, 12/15/31                              1,968,558              2,065,140
     GOVERNMENT NATIONAL MORTGAGE ASSOCIATION, 7.0%, 11/15/31                              1,603,533              1,694,120
     GOVERNMENT NATIONAL MORTGAGE ASSOCIATION, 6.5%, 5/15/29                               2,014,473              2,118,340
     GOVERNMENT NATIONAL MORTGAGE ASSOCIATION, 7.0%, 12/15/28                                710,317                751,600


12 ACTIVA Mutual Funds Semiannual Report

      The accompanying notes are an integral part of these financial statements.


ACTIVA Schedule of Investments continued
INTERMEDIATE BOND FUND - 6/30/03 (Unaudited)

                                                                             % OF          SHARES OR                  VALUE
     SECURITY DESCRIPTION                                             INVESTMENTS          PAR VALUE                (NOTE 2)
--------------------------                                          -------------        -----------       -----------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (CONTINUED)                         9.1%
     GOVERNMENT NATIONAL MORTGAGE ASSOCIATION, 7.0%, 9/15/29                                 919,364       $        971,933
     GOVERNMENT NATIONAL SINGLE FAMILY, 7.0%, 12/15/29                                     2,269,810              2,400,554
     GOVERNMENT NATIONAL MORTGAGE ASSOCIATION, 4.5%, 4/15/18                               2,846,425              2,938,228
     GOVERNMENT NATIONAL SINGLE FAMILY, 5.0%, 7/10/04                                      2,000,000              2,065,000
                                                                                                           -----------------
                                                                                                                 15,004,915
                                                                                                           -----------------

CORPORATE BONDS - 45.7%
AUTOMOTIVE                                                                   3.2%
     BMWOT 2003-A A3, 1.94%, 2/25/07                                                       2,000,000              2,017,334
     DAIMLERCHRYSLER NA, 7.3%, 1/15/12                                                     1,500,000              1,694,421
     GENERAL MOTORS ACCEPT. CORP., 6.125%, 8/28/07                                         1,500,000              1,560,140
                                                                                                           -----------------
                                                                                                                  5,271,895
                                                                                                           -----------------

BANKING                                                                      6.0%
     BANK OF AMERICA CORP., 3.875%, 1/15/08                                                1,500,000              1,574,695
     LEHMAN BROTHERS HOLDINGS, INC., 8.25%, 6/15/07                                        1,750,000              2,091,577
     MELLON CAP II, 7.995%, 1/15/27                                                        2,040,000              2,473,641
     NATIONAL AUSTRALIA BANK, 8.6%, 5/19/10                                                  750,000                970,823
     WELLS FARGO & CO., 5.9%, 5/21/06                                                      2,500,000              2,765,625
                                                                                                           -----------------
                                                                                                                  9,876,361
                                                                                                           -----------------

BANKING AND FINANCIAL SERVICES                                               1.8%
     GREENPOINT FINANCIAL, 3.2%, 6/6/08                                                    1,200,000              1,192,242
     WASHINGTON MUTUAL, INC., 4.375%, 1/15/08                                              1,750,000              1,853,854
                                                                                                           -----------------
                                                                                                                  3,046,096
                                                                                                           -----------------

BROADCASTING                                                                 1.3%
     COMCAST CORP., 6.5%, 1/15/15                                                          1,000,000              1,127,436
     LIBERTY MEDIA, 5.7%, 5/15/13                                                          1,000,000              1,018,811
                                                                                                           -----------------
                                                                                                                  2,146,247
                                                                                                           -----------------

COMMERCIAL SERVICES                                                          2.0%
     ARAMARK SERVICES, INC., 7.0%, 7/15/06                                                 1,550,000              1,722,437
     CENDANT CORP., 7.375%, 1/15/13                                                        1,300,000              1,534,000
                                                                                                           -----------------
                                                                                                                  3,256,437
                                                                                                           -----------------

DIVERSIFIED                                                                  1.3%
     GENERAL ELECTRIC CAP. CORP., 6.8%, 11/1/05                                            2,000,000              2,230,000
                                                                                                           -----------------

ELECTRIC UTILITY                                                             5.1%
     ALABAMA POWER CO., 5.7%, 2/15/33                                                      1,500,000              1,571,750
     AMERICAN ELECTRIC POWER, 5.375%, 3/15/10                                              1,150,000              1,255,294
     ENTERGY GULF STS, 6.0%, 12/1/12                                                       1,600,000              1,685,990
     PECO ENERGY TRANSITION TRUST, 6.52%, 12/31/10                                         3,385,000              4,007,430
                                                                                                           -----------------
                                                                                                                  8,520,464
                                                                                                           -----------------


                                        ACTIVA Mutual Funds Semiannual Report 13

The accompanying notes are an integral part of these financial statements.


ACTIVA Schedule of Investments continued
INTERMEDIATE BOND FUND - 6/30/03 (Unaudited)

                                                                             % OF          SHARES OR                  VALUE
     SECURITY DESCRIPTION                                             INVESTMENTS          PAR VALUE                (NOTE 2)
--------------------------                                          -------------        -----------       -----------------
ENTERTAINMENT                                                                1.1%
     VIACOM, 7.7%, 7/30/10                                                                 1,400,000       $      1,735,507
                                                                                                           -----------------

FINANCIAL SERVICES                                                          10.3%
     CIT GROUP, INC., 7.375%, 4/2/07                                                       1,800,000              2,056,892
     CAPITAL ONE BANK, 4.875%, 5/15/08                                                     1,250,000              1,292,088
     CITIGROUP, INC., 7.25%, 10/1/10                                                       1,500,000              1,820,065
     COUNTRYWIDE HOME LOAN, 5.5%, 2/1/07                                                   2,500,000              2,739,268
     DETROIT EDISON SECURITIZATION FUNDING LLC, 6.19%, 3/1/13                                500,000                582,571
     INTERNATIONAL LEASE FIN., 5.25%, 5/3/04                                               3,000,000              3,093,750
     PSE&G TRANSITION FUNDING LLC, 6.45%, 3/15/13                                          1,450,000              1,711,391
     VANDERBILT MORTGAGE FINANCE, 7.82%, 11/7/17                                           3,565,000              3,840,979
                                                                                                           -----------------
                                                                                                                 17,137,004
                                                                                                           -----------------

FOOD SERVICE                                                                 3.4%
     ALBERTSON'S, INC., 7.45%, 8/1/29                                                      1,500,000              1,699,416
     CONAGRA FOODS, INC., 9.75%, 3/1/21                                                    1,285,000              1,815,062
     KROGER COMPANY, 8.0%, 9/15/29                                                         1,650,000              2,058,507
                                                                                                           -----------------
                                                                                                                  5,572,985
                                                                                                           -----------------

OIL & EXPLOR PROD & SER                                                      1.8%
     PEMEX PROJECT FUNDING MASTER TR, 8.5%, 2/15/08                                        1,000,000              1,170,000
     SUNCOR ENERGY, 7.15%, 2/1/32                                                          1,500,000              1,871,250
                                                                                                           -----------------
                                                                                                                  3,041,250
                                                                                                           -----------------

RAILROADS                                                                    1.0%
     NORFOLK SOUTHERN CORP., 6.2%, 4/15/09                                                 1,500,000              1,709,658
                                                                                                           -----------------

TRANSPORTATION & SHIPPING                                                    1.0%
     FEDEX CORP., 6.875%, 2/15/06                                                          1,500,000              1,662,578
                                                                                                           -----------------

TELECOMMUNICATIONS                                                           6.4%
     AT&T CORP., 7.8%, 11/15/11                                                            1,000,000              1,145,266
     AT&T WIRELESS, 7.875%, 3/1/11                                                           850,000              1,005,651
     ALLTEL CORP., 7.0%, 7/1/12                                                            1,750,000              2,127,820
     CENTURYTEL, INC., 8.375%, 10/15/10                                                    1,500,000              1,895,964
     DEUTSCHE TELEKOM INT. FIN., 8.0%, 6/15/10                                             1,000,000              1,230,385
     FRANCE TELECOM, 7.75%, 3/1/11                                                         1,000,000              1,260,756
     VERIZON NEW ENGLAND, INC., 6.5%, 9/15/11                                              1,700,000              1,976,427
                                                                                                           -----------------
                                                                                                                 10,642,269
                                                                                                           -----------------

TOTAL CORPORATE BONDS                                                                                            75,848,751
                                                                                                           -----------------

TOTAL FIXED INCOME - 100% (Cost $157,546,105)                                                              $    166,060,102
                                                                                                           =================


14 ACTIVA Mutual Funds Semiannual Report

      The accompanying notes are an integral part of these financial statements.

ACTIVA Schedule of Investments
VALUE FUND - 6/30/03 (Unaudited)
                                                                             % OF          SHARES OR                  VALUE
     SECURITY DESCRIPTION                                             INVESTMENTS          PAR VALUE                (NOTE 2)
--------------------------                                          -------------        -----------       -----------------
US TREASURY BILLS - 0.1%                                                     0.1%
     US TREASURY BILLS 7/24/03                                                                50,000       $         49,976
     US TREASURY BILLS 9/4/03                                                                 50,000                 49,926
                                                                                                                     99,902
                                                                                                           -----------------
TOTAL US TREASURY BILLS (Cost $99,873)                                                                               99,902
                                                                                                           -----------------

COMMON STOCKS - 99.9%

UNCLASSIFIED                                                                 0.5%
     KINDER MORGAN, INC.                                                                       9,800                535,570
                                                                                                           -----------------

ADVERTISING                                                                  0.5%
     LAMAR ADVERTISING COMPANY                                                               *17,300                609,133
                                                                                                           -----------------

AEROSPACE                                                                    0.4%
     UNITED TECHNOLOGIES                                                                       6,400                453,312
                                                                                                           -----------------

AIRLINES                                                                     0.5%
     CONTINENTAL AIRLINES CL B                                                               *40,900                612,273
                                                                                                           -----------------

AUTOMOTIVE PARTS & EQUIPMENT                                                 2.1%
     DANA CORP.                                                                               13,200                152,592
     ITT INDUSTRIES, INC.                                                                     14,600                955,716
     LEAR CORP.                                                                              *29,400              1,352,988
                                                                                                           -----------------
                                                                                                                  2,461,296
                                                                                                           -----------------

BANKING                                                                     17.1%
     BANK OF AMERICA CORP.                                                                    32,600              2,576,378
     BANK ONE CORP.                                                                           82,700              3,074,786
     CITIGROUP, INC.                                                                         155,800              6,668,240
     COMMERCE BANCSHARES, INC.                                                                14,587                568,164
     HIBERNIA CORP. CL A                                                                      21,700                394,072
     KEYCORP                                                                                  54,900              1,387,323
     PNC BANK CORP.                                                                           23,400              1,142,154
     UNIONBANCAL CORPORATION                                                                  47,300              1,956,801
     WACHOVIA CORP.                                                                           31,000              1,238,760
     WELLS FARGO COMPANY                                                                      28,800              1,451,520
                                                                                                           -----------------
                                                                                                                 20,458,198
                                                                                                           -----------------

BEVERAGES - DOMESTIC                                                         0.9%
     CONSTELLATION BRANDS, INC.                                                               35,900              1,127,260
                                                                                                           -----------------

BROADCASTING                                                                 1.8%
     LIBERTY MEDIA CL A                                                                     *188,256              2,176,239
     SCRIPPS CO. CL A                                                                            200                 17,744
                                                                                                           -----------------
                                                                                                                  2,193,983
                                                                                                           -----------------


                                        ACTIVA Mutual Funds Semiannual Report 15

The accompanying notes are an integral part of these financial statements.


ACTIVA Schedule of Investments continued
VALUE FUND - 6/30/03 (Unaudited)
                                                                             % OF          SHARES OR                  VALUE
     SECURITY DESCRIPTION                                             INVESTMENTS          PAR VALUE                (NOTE 2)
--------------------------                                          -------------        -----------       -----------------
CHEMICALS                                                                    2.8%
     DOW CHEMICAL COMPANY                                                                     32,900       $      1,018,584
     DU PONT E I DE NEMOURS                                                                   29,300              1,220,052
     ROHM & HAAS COMPANY                                                                      33,700              1,045,711
                                                                                                           -----------------
                                                                                                                  3,284,347
                                                                                                           -----------------

COMMUNICATIONS EQUIPMENT                                                     1.0%
     COMCAST CORPORATION NEW CL A SPECIAL                                                    *40,900              1,179,147
                                                                                                           -----------------

COMMERCIAL SERVICES                                                          1.0%
     CENDANT CORP.                                                                            66,600              1,220,112
                                                                                                           -----------------

CONSUMER GOODS & SERVICES                                                    1.0%
     GILLETTE CO.                                                                             35,500              1,131,030
                                                                                                           -----------------

COSMETICS                                                                    0.4%
     ALBERTO-CULVER CO. CL B                                                                   8,900                454,790
                                                                                                           -----------------

DATA PROCESSING & REPRODUCTION                                               0.1%
     ALLIANCE DATA SYSTEMS CORP.                                                              *4,800                112,320
                                                                                                           -----------------

DEFENSE                                                                      0.4%
     GENERAL DYNAMICS                                                                          6,600                478,500
                                                                                                           -----------------

ELECTRIC UTILITY                                                             6.8%
     CINERGY CORP.                                                                            32,200              1,184,638
     DOMINION RESOURCES INC/VA                                                                25,000              1,606,750
     EXELON CORP.                                                                             38,837              2,322,841
     FPL GROUP, INC.                                                                          16,900              1,129,765
     PP&L CORPORATION                                                                         23,700              1,019,100
     PINNACLE WEST CAPITAL CORP.                                                              21,700                812,665
                                                                                                           -----------------
                                                                                                                  8,075,759
                                                                                                           -----------------

ELECTRICAL EQUIPMENT                                                         0.5%
     RAYTHEON COMPANY                                                                         17,700                581,268
                                                                                                           -----------------

ELECTRONICS                                                                  0.5%
     INTERSIL CORPORATION                                                                    *21,500                572,115
                                                                                                           -----------------

ENTERTAINMENT                                                                1.1%
     INTERACTIVECORP                                                                         *33,400              1,321,638
                                                                                                           -----------------

16 ACTIVA Mutual Funds Semiannual Report

      The accompanying notes are an integral part of these financial statements.


ACTIVA Schedule of Investments continued
VALUE FUND - 6/30/03 (Unaudited)
                                                                             % OF          SHARES OR                  VALUE
     SECURITY DESCRIPTION                                             INVESTMENTS          PAR VALUE                (NOTE 2)
--------------------------                                          -------------        -----------       -----------------

FINANCIAL SERVICES                                                           9.4%
     BEAR STEARNS COMPANIES, INC.                                                              8,600       $        622,812
     CAPITAL ONE FINANCIAL                                                                    13,100                644,258
     CHECKFREE CORP.                                                                         *14,900                414,816
     COUNTRYWIDE CREDIT IND., INC.                                                            10,000                695,700
     FREDDIE MAC                                                                              27,200              1,380,944
     GOLDEN WEST FINANCIAL CORP.                                                              29,400              2,352,294
     GOLDMAN SACH GROUP, INC.                                                                  9,400                787,250
     LEHMAN BROTHERS HOLDING                                                                  21,000              1,396,080
     MERRILL LYNCH & CO.                                                                      64,600              3,015,528
                                                                                                           -----------------
                                                                                                                 11,309,682
                                                                                                           -----------------

FOOD & BEVERAGE                                                              1.3%
     KRAFT FOODS, INC. CL A                                                                   47,100              1,533,105
                                                                                                           -----------------

FOOD PRODUCTS                                                                0.4%
     SUPERVALU, INC.                                                                          21,600                460,512
                                                                                                           -----------------

FOOD PROCESSING                                                              1.1%
     GENERAL MILLS, INC.                                                                      29,300              1,389,113
                                                                                                           -----------------

HEALTH CARE                                                                  1.4%
     AMERISOURCEBERGEN CORP.                                                                   5,600                388,360
     MCKESSON HBOC, INC.                                                                      34,900              1,247,326
                                                                                                           -----------------
                                                                                                                  1,635,686
                                                                                                           -----------------

HOME BUILDERS                                                                0.4%
     D.R. HORTON, INC.                                                                         8,100                227,610
     TOLL BROTHERS, INC.                                                                       8,100                229,311
                                                                                                           -----------------
                                                                                                                    456,921
                                                                                                           -----------------

INFORMATIONAL SERVICES                                                       1.3%
     AOL TIME WARNER                                                                         *94,600              1,522,114
                                                                                                           -----------------

INSURANCE                                                                    5.8%
     AMERICAN INTERNATIONAL GROUP                                                             15,750                869,085
     MBIA, INC.                                                                               50,350              2,454,562
     MARSH & MCLENNAN COMPANY                                                                 23,700              1,210,359
     ST. PAUL COMPANIES                                                                       40,400              1,475,004
     XL CAPITAL LIMITED                                                                       11,000                913,000
                                                                                                           -----------------
                                                                                                                  6,922,010
                                                                                                           -----------------

INVESTMENT COMPANY                                                           0.9%
     LEGG MASON, INC.                                                                         17,200              1,117,140
                                                                                                           -----------------

MACHINERY & EQUIPMENT                                                        0.6%
     CATERPILLAR, INC.                                                                         4,900                272,734
     THERMO ELECTRON CORPORATION                                                              20,000                420,400
                                                                                                           -----------------
                                                                                                                    693,134
                                                                                                           -----------------



                                        ACTIVA Mutual Funds Semiannual Report 17

The accompanying notes are an integral part of these financial statements.


ACTIVA Schedule of Investments continued
VALUE FUND - 6/30/03 (Unaudited)
                                                                             % OF          SHARES OR                  VALUE
     SECURITY DESCRIPTION                                             INVESTMENTS          PAR VALUE                (NOTE 2)
--------------------------                                          -------------        -----------       -----------------
MANUFACTURING-CONSUMER GOODS                                                 0.4%
     EASTMAN KODAK                                                                            16,400       $        448,540
                                                                                                           -----------------

MANUFACTURING - MISCELLANEOUS                                                1.4%
     AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.                                             *3,900                 93,210
     JOHNSON CONTROLS, INC.                                                                    5,200                445,120
     MASCO CORP.                                                                              48,200              1,149,570
                                                                                                           -----------------
                                                                                                                  1,687,900
                                                                                                           -----------------

MEDICAL EQUIPMENT & SUPPLIES                                                 0.3%
     BECTON DICKINSON & COMPANY                                                                9,100                353,535
                                                                                                           -----------------

METALS & MINING                                                              0.8%
     ALCOA, INC.                                                                              40,200              1,025,100
                                                                                                           -----------------

OFFICE/BUSINESS EQUIPMENT & SUPPLIES                                         4.2%
     HEWLETT PACKARD                                                                          91,407              1,946,969
     I.B.M.                                                                                   27,800              2,293,500
     XEROX CORP.                                                                             *73,200                775,188
                                                                                                           -----------------
                                                                                                                  5,015,657
                                                                                                           -----------------

OIL/GAS - EQUIPMENT & SVCS                                                   1.0%
     CONOCOPHILLIPS                                                                           21,076              1,154,965
                                                                                                           -----------------

OIL & GAS EXPLOR PROD & SER                                                  9.3%
     CHEVRONTEXACO CORP.                                                                      11,700                844,740
     EXXON MOBIL CORP.                                                                       146,800              5,271,588
     HALLIBURTON CO.                                                                          26,100                600,300
     ROYAL DUTCH PETRO-NY SHARES                                                              49,500              2,307,690
     TOTAL FINA SA                                                                            27,900              2,114,820
                                                                                                           -----------------
                                                                                                                 11,139,138
                                                                                                           -----------------

PAPER PRODUCTS                                                               1.6%
     BOWATER, INC.                                                                            33,500              1,254,575
     WEYERHAEUSER                                                                             12,800                691,200
                                                                                                           -----------------
                                                                                                                  1,945,775
                                                                                                           -----------------

PHARMACEUTICALS                                                              3.3%
     ABBOTT LABORATORIES                                                                      19,800                866,448
     ELI LILLY & CO.                                                                          27,300              1,882,881
     SCHERING-PLOUGH CORP.                                                                    68,400              1,272,240
                                                                                                           -----------------
                                                                                                                  4,021,569
                                                                                                           -----------------

PRINTING & PUBLISHING                                                        0.8%
     GANNETT COMPANY, INC.                                                                    12,400                952,444
                                                                                                           -----------------

RAILROADS                                                                    0.6%
     CANADIAN NATIONAL RAILWAY                                                                14,100                680,466
                                                                                                           -----------------


18 ACTIVA Mutual Funds Semiannual Report

      The accompanying notes are an integral part of these financial statements.


ACTIVA Schedule of Investments continued
VALUE FUND - 6/30/03 (Unaudited)
                                                                             % OF          SHARES OR                  VALUE
     SECURITY DESCRIPTION                                             INVESTMENTS          PAR VALUE                (NOTE 2)
--------------------------                                          -------------        -----------       -----------------
RETAIL STORES                                                                3.8%
     COSTCO WHOLESALE CORP.                                                                  *27,800       $      1,017,480
     FEDERATED DEPARTMENT STORES                                                              10,300                379,555
     GENERAL GROWTH PROPERTIES                                                                20,300              1,267,532
     KIMCO REALTY CORPORATION                                                                 31,850              1,207,115
     TARGET CORP.                                                                             18,000                681,120
                                                                                                           -----------------
                                                                                                                  4,552,802
                                                                                                           -----------------

STEEL                                                                        0.2%
     PRECISION CASTPARTS CORP.                                                                 8,000                248,800
                                                                                                           -----------------

STORAGE                                                                      0.6%
     PUBLIC STORAGE, INC.                                                                     21,800                740,982
                                                                                                           -----------------

TOBACCO                                                                      2.1%
     ALTRIA GROUP, INC.                                                                       55,600              2,526,464
                                                                                                           -----------------

TRANSPORTATION & SHIPPING                                                    0.6%
     FEDEX CORPORATION                                                                        12,500                775,375
                                                                                                           -----------------

TELECOMMUNICATIONS                                                           6.9%
     AT&T CORP. NEW                                                                           53,920              1,037,960
     CITIZENS COMMUNICATIONS COMPANY                                                         *46,800                603,252
     COMCAST CORP.  NEW CL A                                                                  *7,500                226,350
     QWEST COMMUNICATIONS INTERNATIONAL, INC.                                               *345,900              1,653,402
     SBC COMMUNICATIONS, INC.                                                                 36,900                942,795
     SPRINT CORP.                                                                             37,300                537,120
     VERISIGN, INC.                                                                          *18,800                262,260
     VERIZON COMMUNICATIONS                                                                   76,400              3,013,980
                                                                                                           -----------------
                                                                                                                  8,277,119
                                                                                                           -----------------

TOTAL COMMON STOCKS (Cost $112,432,411)                                                                         119,448,099
                                                                                                           -----------------

TOTAL INVESTMENTS - 100% (Cost $112,532,284)                                                               $    119,548,001
                                                                                                           =================


*Non-dividend producing as of June 30, 2003

At June 30, 2003, the Fund's open future contracts were as follows:

           Number of                        Opening                                Face                     Market
           Contracts                      Contract Type                           Amount                     Value
-------------------------------------------------------------------------------------------------------------------
               3                 Standard & Poor's 500, 9/19/03                  $737,594                   729,975


                                        ACTIVA Mutual Funds Semiannual Report 19

The accompanying notes are an integral part of these financial statements.


ACTIVA Schedule of Investments
GROWTH FUND - 6/30/03 (Unaudited)
                                                                             % OF          SHARES OR                  VALUE
     SECURITY DESCRIPTION                                             INVESTMENTS          PAR VALUE                (NOTE 2)
--------------------------                                          -------------        -----------       -----------------
COMMERCIAL PAPER - 2.0%                                                      2.0%
     GENERAL ELECTRIC CAP. CORP., DN, 1.02%, 7/3/03                                          146,000       $        145,992
     AMERICAN EXPRESS CREDIT CORP., DN, .91% 7/3/03                                          388,000                387,980
                                                                                                           -----------------
                                                                                                                    533,972
                                                                                                           -----------------

TOTAL COMMERCIAL PAPER (Cost $533,972)                                                                              533,972
                                                                                                           -----------------

COMMON STOCKS - 98.0%
BANKING                                                                      2.0%
     CITIGROUP, INC.                                                                          12,410                531,148
                                                                                                           -----------------

BEVERAGES - DOMESTIC                                                         2.6%
     COCA-COLA COMPANY                                                                        11,800                547,638
     PEPSICO, INC.                                                                             2,920                129,940
                                                                                                           -----------------
                                                                                                                    677,578
                                                                                                           -----------------

BIOTECHNOLOGY                                                                0.9%
     GENENTECH, INC.                                                                          *3,100                223,572
                                                                                                           -----------------

BROADCASTING                                                                 1.6%
     UNIVISION COMMUNICATIONS-A                                                              *13,480                409,792
                                                                                                           -----------------

BUSINESS SERVICES                                                            0.8%
     EBAY, INC.                                                                               *2,000                208,360
                                                                                                           -----------------

CHEMICALS                                                                    0.9%
     AIR PRODUCTS & CHEMICALS                                                                  5,630                234,208
                                                                                                           -----------------

COMMUNICATIONS EQUIPMENT                                                     2.2%
     COMCAST CORP. NEW CL A SPECIAL                                                          *12,900                371,907
     AMDOCS, LTD.                                                                             *8,400                201,600
                                                                                                           -----------------
                                                                                                                    573,507
                                                                                                           -----------------

COMPUTER SOFTWARE                                                            5.9%
     MICROSOFT CORP.                                                                          60,420              1,547,356
                                                                                                           -----------------

COMPUTERS                                                                    9.1%
     CISCO SYSTEMS, INC.                                                                     *45,410                757,893
     DELL COMPUTER CORP.                                                                     *14,180                453,193
     INTEL CORP.                                                                              49,780              1,034,628
     NVIDIA CORP.                                                                             *5,100                117,351
                                                                                                           -----------------
                                                                                                                  2,363,065
                                                                                                           -----------------

CONSUMER GOODS & SERVICES                                                    2.7%
     COLGATE-PALMOLIVE                                                                        11,920                690,764
                                                                                                           -----------------

COSMETICS                                                                    1.7%
     AVON PRODUCTS, INC.                                                                       7,170                445,974
                                                                                                           -----------------


20 ACTIVA Mutual Funds Semiannual Report

      The accompanying notes are an integral part of these financial statements.


ACTIVA Schedule of Investments continued
GROWTH FUND - 6/30/03 (Unaudited)
                                                                             % OF          SHARES OR                  VALUE
     SECURITY DESCRIPTION                                             INVESTMENTS          PAR VALUE                (NOTE 2)
--------------------------                                          -------------        -----------       -----------------
DRUGS                                                                        1.5%
     NOVARTIS AG - ADR                                                                         9,710       $        386,555
                                                                                                           -----------------

DIVERSIFIED                                                                  0.7%
     APOLLO GROUP, INC. CL A                                                                  *2,900                179,104
                                                                                                           -----------------

EDUCATION                                                                    0.3%
     CAREER EDUCATION CORP.                                                                   *1,300                 88,946
                                                                                                           -----------------

ELECTRICAL & ELECTRONIC                                                      1.7%
     BROADCOM CORP. CL A                                                                     *10,100                251,591
     TERADYNE, INC.                                                                          *11,500                199,065
                                                                                                           -----------------
                                                                                                                    450,656
                                                                                                           -----------------

ELECTRICAL EQUIPMENT                                                         2.9%
     GENERAL ELECTRIC & CO.                                                                   26,175                750,699
                                                                                                           -----------------

ELECTRONICS                                                                  5.2%
     APPLIED MATERIALS, INC.                                                                  *8,400                133,224
     EMC CORP/MASS                                                                           *35,600                372,732
     INTERNATIONAL GAME TECHNOLOGY                                                            *5,360                548,489
     NATIONAL SEMICONDUCTOR CORP.                                                             *5,800                114,376
     NOVELLUS SYSTEMS, INC.                                                                   *5,060                185,302
                                                                                                           -----------------
                                                                                                                  1,354,123
                                                                                                           -----------------

ENTERTAINMENT                                                                1.8%
     WALT DISNEY COMPANY                                                                      19,000                375,250
     INTERACTIVECORP                                                                          *2,600                102,882
                                                                                                           -----------------
                                                                                                                    478,132
                                                                                                           -----------------

FINANCIAL SERVICES                                                           5.2%
     AMERICAN EXPRESS COMPANY                                                                  9,940                415,592
     CAPITAL ONE FINANCIAL                                                                     3,100                152,458
     FANNIE MAE                                                                                2,680                180,739
     GOLDMAN SACH GROUP, INC.                                                                  4,400                368,500
     SLM CORP.                                                                                 6,300                246,771
                                                                                                           -----------------
                                                                                                                  1,364,060
                                                                                                           -----------------

FOOD PRODUCTS                                                                0.7%
     WHOLE FOODS MARKET, INC.                                                                 *3,700                175,861
                                                                                                           -----------------

HOME BUILDERS                                                                0.4%
     KING PHARMACEUTICALS, INC.                                                               *7,200                106,272
                                                                                                           -----------------

HOUSEHOLD PRODUCTS/WARES                                                     0.7%
     MANPOWER, INC.                                                                            4,800                178,032
                                                                                                           -----------------


                                        ACTIVA Mutual Funds Semiannual Report 21


The accompanying notes are an integral part of these financial statements.


ACTIVA Schedule of Investments continued
GROWTH FUND - 6/30/03 (Unaudited)
                                                                             % OF          SHARES OR                  VALUE
     SECURITY DESCRIPTION                                             INVESTMENTS          PAR VALUE                (NOTE 2)
--------------------------                                          -------------        -----------       -----------------
INDUSTRIAL GOODS & SERVICES                                                  1.5%
     CLOROX COMPANY                                                                            5,100       $        217,515
     EXPEDITORS INTERNATIONAL                                                                  5,100                176,664
                                                                                                           -----------------
                                                                                                                    394,179
                                                                                                           -----------------

INFORMATIONAL SERVICES                                                       1.6%
     YAHOO!, INC.                                                                            *12,500                409,500
                                                                                                           -----------------

INSURANCE                                                                    3.8%
     AMERICAN INTERNATIONAL GROUP                                                              5,940                327,769
     WELLPOINT HEALTH NETWORKS                                                                *4,000                337,200
     XL CAPITAL LIMITED                                                                        3,900                323,700
                                                                                                           -----------------
                                                                                                                    988,669
                                                                                                           -----------------

MEDICAL EQUIPMENT & SUPPLIES                                                 5.9%
     ALLERGAN, INC.                                                                            2,500                192,750
     ASTRAZENECA ADR                                                                           8,600                350,622
     FOREST LABORATORIES, INC.                                                                 2,200                120,450
     GUIDANT CORP.                                                                             6,500                288,535
     JOHNSON & JOHNSON                                                                        11,510                595,067
                                                                                                           -----------------
                                                                                                                  1,547,424
                                                                                                           -----------------

MEDICAL LABS & TESTING SERV.                                                 0.5%
     GILEAD SCIENCES, INC.                                                                    *2,300                127,834
                                                                                                           -----------------

MEDICAL SERVICES                                                             2.0%
     MEDTRONIC, INC.                                                                          10,700                513,279
                                                                                                           -----------------

METAL-ALUMINUM                                                               1.4%
     ANTHEM, INC.                                                                             *4,740                365,691
                                                                                                           -----------------

OFFICE/BUSINESS EQUIPMENT & SUPPLIES                                         1.0%
     I.B.M.                                                                                    3,070                253,275
                                                                                                           -----------------

OIL/GAS - EQUIPMENT & SVCS                                                   1.1%
     BJ SERVICES COMPANY                                                                      *4,300                160,648
     NABORS INDUSTRIES LTD.                                                                    3,300                130,515
                                                                                                           -----------------
                                                                                                                    291,163
                                                                                                           -----------------

OIL & GAS EXPLOR PROD & SER                                                  2.4%
     APACHE CORP.                                                                              2,100                136,626
     BURLINGTON RESOURCES                                                                      3,500                189,245
     DEVON ENERGY CORP.                                                                        2,658                141,937
     HALLIBURTON CO.                                                                           7,500                172,500
                                                                                                           -----------------
                                                                                                                    640,308
                                                                                                           -----------------


22 ACTIVA Mutual Funds Semiannual Report

      The accompanying notes are an integral part of these financial statements.


ACTIVA Schedule of Investments continued
GROWTH FUND - 6/30/03 (Unaudited)
                                                                             % OF          SHARES OR                  VALUE
     SECURITY DESCRIPTION                                             INVESTMENTS          PAR VALUE                (NOTE 2)
--------------------------                                          -------------        -----------       -----------------
PHARMACEUTICALS                                                             11.5%
     ALTANA AG CORP. ADR                                                                       2,700       $        167,400
     AMGEN, INC.                                                                              *6,450                428,538
     CAREMARK RX, INC.                                                                        *5,940                152,539
     PFIZER, INC.                                                                             39,214              1,339,158
     TEVA PHARMACEUTICAL - SP ADR                                                              3,000                170,790
     WYETH                                                                                    16,400                747,020
                                                                                                           -----------------
                                                                                                                  3,005,445
                                                                                                           -----------------

PRINTING & PUBLISHING                                                        1.9%
     THE NEWS CORPORATION, LTD. - SPONSORED ADR                                               16,500                499,455
                                                                                                           -----------------

RESTAURANTS                                                                  0.6%
     STARBUCKS CORP.                                                                          *6,600                161,832
                                                                                                           -----------------

RETAIL STORES                                                                4.6%
     BEST BUY COMPANY, INC.                                                                   *4,800                210,816
     COACH, INC.                                                                              *2,260                112,412
     GAP, INC.                                                                                 4,700                 88,172
     LOWE'S COMPANIES                                                                          7,100                304,945
     WAL-MART STORES, INC.                                                                     8,950                480,347
                                                                                                           -----------------
                                                                                                                  1,196,692
                                                                                                           -----------------

SHOES - LEATHER                                                              0.5%
     NIKE, INC. CL B                                                                           2,300                123,027
                                                                                                           -----------------

TECHNOLOGY                                                                   0.5%
     ADTRAN, INC.                                                                             *2,500                128,225
                                                                                                           -----------------

TECHNOLOGY-SOFTWARE                                                          2.5%
     LINEAR TECHNOLOGY                                                                        10,500                338,205
     SAP AKTIENGESELLSCHAFT                                                                   10,800                315,576
                                                                                                           -----------------
                                                                                                                    653,781
                                                                                                           -----------------

TRUCKING & LEASING                                                           2.8%
     EXPEDIA, INC. CL A                                                                       *9,700                740,886
                                                                                                           -----------------

TELECOMMUNICATIONS-SERVICES AND EQUIPMEN                                     0.4%

     JDS UNIPHASE CORP.                                                                      *30,900                108,459
                                                                                                           -----------------

TOTAL COMMON STOCKS (Cost $22,978,076)                                                                           25,566,888
                                                                                                           -----------------

TOTAL INVESTMENTS - 100% (Cost $23,512,048)                                                                $     26,100,860
                                                                                                           =================

*Non-dividend producing as of June 30, 2003


                                        ACTIVA Mutual Funds Semiannual Report 23

The accompanying notes are an integral part of these financial statements.


ACTIVA Schedule of Investments
INTERNATIONAL FUND - 6/30/03 (Unaudited)

                                                                             % OF          SHARES OR                  VALUE
     SECURITY DESCRIPTION                                             INVESTMENTS          PAR VALUE                (NOTE 2)
--------------------------                                          -------------        -----------       -----------------
FOREIGN GOVERNMENT BONDS - 0.3%                                              0.3%
     SMFG FINANCE, 2.25%, 7/11/05                                                          9,000,000       $         69,788
                                                                                                           -----------------

TOTAL FOREIGN GOVERNMENT BONDS - (Cost $73,856)                                                                      69,788
                                                                                                           -----------------

COMMON STOCKS - 99.7%

AEROSPACE                                                                    0.5%
     FINMECCANICA SPA                                                                        185,600                118,929
                                                                                                           -----------------

AIRLINES                                                                     1.2%
     BRITISH AIRWAYS                                                                         *30,900                 77,249
     QUANTAS AIRWAYS LTD.                                                                     56,134                123,103
     SINGAPORE AIRLINES LTD.                                                                  13,000                 76,775
                                                                                                           -----------------
                                                                                                                    277,127
                                                                                                           -----------------

APPAREL                                                                      0.7%
     HENNES & MAURITZ AB-B                                                                     7,600                174,692
                                                                                                           -----------------

AUTOMOTIVE                                                                   2.0%
     BAYERISCHE MOTOREN WERKE (DEM)                                                            2,900                111,396
     TOYOTA MOTOR                                                                              8,800                227,924
     PORSCHE AG-PFD                                                                              350                147,505
                                                                                                           -----------------
                                                                                                                    486,825
                                                                                                           -----------------

BANKING                                                                      9.7%
     BANK OF NOVA SCOTIA                                                                       6,900                305,200
     BARCLAYS PLC SPONS ADR                                                                      600                 17,952
     ROYAL BANK OF SCOTLAND                                                                   18,436                517,177
     BANK OF IRELAND (IRL)                                                                    21,200                255,866
     BARCLAYS ORD                                                                             42,040                312,175
     DBS BANK LIMITED                                                                         22,000                128,677
     MITSUBISHI TOKYO FINAN                                                                       38                171,842
     CREDIT SUISSE GROUP                                                                      13,800                363,198
     BANQUE NATIONALE DE PARIS                                                                 5,100                259,154
                                                                                                           -----------------
                                                                                                                  2,331,241
                                                                                                           -----------------

BANKING & FINANCIAL SERVICES                                                 5.1%
     HBOS PLC (GB)                                                                            25,900                335,286
     SKANDINAVISKA ENSKILDA BAN-A                                                             20,900                212,787
     BANCO POPULAR ESPANOL (ESP)                                                               4,900                247,584
     UBS AG- REGISTERED                                                                        5,400                300,388
     OTP BANK RT                                                                             *12,600                121,726
                                                                                                           -----------------
                                                                                                                  1,217,771
                                                                                                           -----------------

BEVERAGES - FOREIGN                                                          0.4%
     INTERCONTINENTAL HOTELS                                                                 *14,237                101,021
                                                                                                           -----------------


24 ACTIVA Mutual Funds Semiannual Report

      The accompanying notes are an integral part of these financial statements.


ACTIVA Schedule of Investments continued
INTERNATIONAL FUND - 6/30/03 (Unaudited)
                                                                             % OF          SHARES OR                  VALUE
     SECURITY DESCRIPTION                                             INVESTMENTS          PAR VALUE                (NOTE 2)
--------------------------                                          -------------        -----------       -----------------
BREWERY                                                                      1.7%
     COMPANHIA DE BEBIDAS - PR ADR                                                             7,800       $        158,730
     INTERBREW (BEL)                                                                           5,000                111,103
     FOSTERS BREWING                                                                          49,000                138,348
                                                                                                           -----------------
                                                                                                                    408,181
                                                                                                           -----------------

BROADCASTING                                                                 1.3%
     BRITISH SKY BROADCASTING                                                                 19,100                211,643
     MEDIA SET (ITL)                                                                          12,900                109,177
                                                                                                           -----------------
                                                                                                                    320,820
                                                                                                           -----------------

BUILDING PRODUCTS                                                            0.7%
     HOLDERSBANK REG                                                                           4,500                166,273
                                                                                                           -----------------

BUSINESS SERVICES                                                            0.5%
     DEUTSCHE POST AG                                                                          8,200                119,589
                                                                                                           -----------------

CHEMICALS                                                                    3.0%
     FORMOSA PLASTICS CORP.                                                                  *64,100                 89,266
     BASF AG                                                                                   3,300                140,403
     LG CHEMICAL LTD. (KR)                                                                     2,000                 80,368
     SHIN ETSU CHEM                                                                            3,600                122,923
     NOVARTIS AG-REG                                                                           7,349                290,803
                                                                                                           -----------------
                                                                                                                    723,763
                                                                                                           -----------------

COMMUNICATIONS EQUIPMENT                                                     2.5%
     NOKIA A SHARES                                                                            5,700                 93,864
     SK TELECOM CO. LTD. - ADR                                                                 5,500                103,730
     TELUS CORPORATION                                                                         7,155                117,692
     UTSTARCOM, INC.                                                                          *4,300                152,951
     VODAFONE GROUP ADR                                                                        6,800                133,620
                                                                                                           -----------------
                                                                                                                    601,857
                                                                                                           -----------------

COMPUTER SOFTWARE                                                            0.8%
     SAP AG                                                                                    1,700                199,124
                                                                                                           -----------------

COMPUTERS                                                                    1.2%
     QUANTA COMPUTER                                                                         *75,000                154,935
     ASM LITHOGRAPHY HOLDING NV                                                              *13,400                128,104
                                                                                                           -----------------
                                                                                                                    283,039
                                                                                                           -----------------

CONSUMER GOODS & SERVICES                                                    0.8%
     KINGFISHER PLC.                                                                          42,000                192,152
                                                                                                           -----------------

COSMETICS                                                                    0.7%
     KAO CORPORATION                                                                           9,000                167,520
                                                                                                           -----------------

DATA PROCESSING & REPRODUCTION                                               0.6%
     CANON, INC.                                                                               3,000                137,664
                                                                                                           -----------------


                                        ACTIVA Mutual Funds Semiannual Report 25

The accompanying notes are an integral part of these financial statements.


ACTIVA Schedule of Investments continued
INTERNATIONAL FUND - 6/30/03 (Unaudited)
                                                                             % OF          SHARES OR                  VALUE
     SECURITY DESCRIPTION                                             INVESTMENTS          PAR VALUE                (NOTE 2)
--------------------------                                          -------------        -----------       -----------------
DIVERSIFIED                                                                  1.9%
     BILLITON PLC                                                                             43,624       $        229,636
     E.ON AG (DEM)                                                                             4,200                215,350
                                                                                                           -----------------
                                                                                                                    444,986
                                                                                                           -----------------

ELECTRIC UTILITY                                                             3.5%
     NATIONAL GRID GROUP PLC                                                                  22,200                150,563
     ESP ENDESA S.A.                                                                          17,700                296,350
     CLP HOLDINGS LIMITED                                                                     41,000                179,286
     KOREA ELECTRIC POWER                                                                      5,500                 87,024
     TOKYO ELECTRIC POWER COMPANY                                                              5,900                112,767
                                                                                                           -----------------
                                                                                                                    825,990
                                                                                                           -----------------

ELECTRICAL & ELECTRONIC                                                      0.7%
     TAIWAN SEMICONDUCTOR MANUFACTURING CO. LTD. ADR                                         *17,600                177,408
                                                                                                           -----------------

ELECTRICAL EQUIPMENT                                                         1.6%
     SAMSUNG ELECTRONICS - GDR                                                                 1,500                223,125
     KEYENCE CORP.                                                                               900                164,897
                                                                                                           -----------------
                                                                                                                    388,022
                                                                                                           -----------------

ELECTRONICS                                                                  3.1%
     ASUSTEK COMPUTER, INC.                                                                  *45,800                115,782
     NANYA TECHNOLOGY                                                                       *119,000                 86,296
     FANUC LTD.                                                                                3,900                193,254
     LG ELECTRONICS, INC.                                                                      5,330                222,214
     MATSUSHITA ELECTRIC INDL. CO.                                                            13,000                128,728
                                                                                                           -----------------
                                                                                                                    746,274
                                                                                                           -----------------

ENERGY                                                                       0.5%
     WEATHERFORD INTERNATIONAL LTD.                                                           *2,900                121,510
                                                                                                           -----------------

ENTERTAINMENT                                                                0.6%
     PUBLISHING AND BROADCASTING                                                              20,000                132,520
                                                                                                           -----------------

FINANCIAL & INSURANCE                                                        0.5%
     UFJ HOLDINGS                                                                                 79                115,794
                                                                                                           -----------------

FINANCIAL SERVICES                                                           6.0%
     MAN GROUP PLC                                                                            14,400                284,195
     LLOYDS TSB GROUP ORD 25BPS                                                               30,200                214,413
     CREDITO ITALIANO                                                                         34,800                165,845
     MUENCHENER RUECKVER AG - REG (DEM)                                                        1,100                111,160
     AUSTRAILIAN & NEW ZEALAND BANK GROUP                                                     29,700                370,680
     ING GROUP                                                                                16,800                291,892
                                                                                                           -----------------
                                                                                                                  1,438,185
                                                                                                           -----------------

GAS & ELECTRIC UTILITY                                                          0.5%
     ORD GROUP                                                                                24,600                108,994
                                                                                                           -----------------



26 ACTIVA Mutual Funds Semiannual Report

      The accompanying notes are an integral part of these financial statements.


ACTIVA Schedule of Investments continued
INTERNATIONAL FUND - 6/30/03 (Unaudited)
                                                                             % OF          SHARES OR                  VALUE
     SECURITY DESCRIPTION                                             INVESTMENTS          PAR VALUE                (NOTE 2)
--------------------------                                          -------------        -----------       -----------------
GAS UTILITY                                                                  1.0%
     SNAM RETE GAS                                                                            59,100       $        232,107
                                                                                                           -----------------

HEALTH CARE                                                                  1.0%
     ROCHE HOLDINGS                                                                            3,100                243,162
                                                                                                           -----------------

HOME BUILDERS                                                                0.9%
     THE BERKELEY GROUP PLC                                                                    7,000                 86,705
     PERSIMMON PLC                                                                             9,000                 70,841
     GEORGE WIMPEY PLCITY                                                                     12,000                 58,415
                                                                                                           -----------------
                                                                                                                    215,961
                                                                                                           -----------------

HOUSEHOLD PRODUCTS/WARES                                                     0.8%
     RECKITT BENSKISER                                                                         9,900                181,662
                                                                                                           -----------------

HOUSEWARES                                                                   0.5%
     ASAHI GLASS COMPANY                                                                      19,000                117,885
                                                                                                           -----------------

HOTELS & LODGING                                                             0.5%
     ACCOR SA                                                                                  3,000                108,519
                                                                                                           -----------------

INDUSTRIAL COMPONENTS                                                        0.3%
     MICHELIN (CGDE) - B                                                                       1,600                 62,470
                                                                                                           -----------------

INSURANCE                                                                    0.9%
     MILLEA HOLDINGS, INC.                                                                        14                107,033
     CONVERIUM HOLDING AG                                                                      2,300                106,124
                                                                                                           -----------------
                                                                                                                    213,157
                                                                                                           -----------------

MANUFACTURING-CAPITAL GOODS                                                  0.9%
     SMITHS INDUSTRIES, INC.                                                                   8,500                 98,605
     MAGNA INTERNATIONAL, INC. - CL A                                                          1,800                120,194
                                                                                                           -----------------
                                                                                                                    218,799
                                                                                                           -----------------

MEDICAL EQUIPMENT & SUPPLIES                                                 1.6%
     BIOVAIL CORP.                                                                            *4,000                188,240
     HOYA CORPORATION                                                                          2,900                199,734
                                                                                                           -----------------
                                                                                                                    387,974
                                                                                                           -----------------

METALS & MINING                                                              0.7%
     PLACER DOME, INC.                                                                        13,200                161,964
                                                                                                           -----------------

OIL/GAS - EQUIPMENT & SVCS                                                   0.3%
     NABORS INDUSTRIES LTD.                                                                   *1,900                 75,145
                                                                                                           -----------------

OIL & GAS EQUIPMENT/SERVICES                                                 0.7%
     NOBLE CORP.                                                                              *4,600                157,780
                                                                                                           -----------------



                                        ACTIVA Mutual Funds Semiannual Report 27

The accompanying notes are an integral part of these financial statements.


ACTIVA Schedule of Investments continued
INTERNATIONAL FUND - 6/30/03 (Unaudited)
                                                                             % OF          SHARES OR                  VALUE
     SECURITY DESCRIPTION                                             INVESTMENTS          PAR VALUE                (NOTE 2)
--------------------------                                          -------------        -----------       -----------------
OIL & GAS EXPLOR PROD & SER                                                  9.8%
     BP AMOCO PLC                                                                             34,500       $        239,249
     ENCANA CORP.                                                                              5,400                205,468
     TOTAL S.A. `B'(FFR)                                                                       2,000                302,246
     ROYAL DUTCH PETROLEUM COMPANY                                                             5,300                246,006
     LUKOIL HOLDING - ADR                                                                      1,800                142,020
     ENTE NAZIONALE IDROC (ITL)                                                                7,600                114,941
     PETRO-CANADA                                                                              1,900                 75,455
     PRECISION DRILLING CORP.                                                                 *6,400                241,664
     ROYAL DUTCH PETRO-NY SHARES                                                               5,200                242,424
     SCHLUMBERGER LTD.                                                                         2,700                128,439
     TALISMAN ENERGY, INC. ADR                                                                 3,100                142,135
     GLOBALSANTAFE CORP.                                                                       4,900                114,366
     TRANSOCEAN SEDCO FOREX, INC.                                                              6,500                142,805
                                                                                                           -----------------
                                                                                                                  2,337,218
                                                                                                           -----------------

PAPER PRODUCTS                                                               0.3%
     SVENSKA CELL                                                                              2,400                 81,999
                                                                                                           -----------------

PETROLEUM-RETAIL                                                             0.4%
     PETROLEO BRASILEIRO S.A. ADR                                                              5,000                 88,800
                                                                                                           -----------------

PETROLEUM-REFINING                                                           1.2%
     STATOIL ASA                                                                              14,500                123,538
     YUKOS OIL COMP ADR                                                                        3,000                168,000
                                                                                                           -----------------
                                                                                                                    291,538
                                                                                                           -----------------

PHARMACEUTICALS                                                              4.3%
     GLAXOSMITHKLINE PLC                                                                      18,600                375,373
     ASTRAZENECA                                                                               6,700                268,661
     TEVA PHARMACEUTICAL - SP ADR                                                              6,800                387,124
                                                                                                           -----------------
                                                                                                                  1,031,158
                                                                                                           -----------------

PRINTING & PUBLISHING                                                        2.1%
     SINGAPORE PRESS HOLDINGS                                                                 10,000                103,918
     DAI NIPPON PRINTING CO., LTD.                                                            16,000                169,228
     NEWS CORP.                                                                               29,000                217,827
                                                                                                           -----------------
                                                                                                                    490,973
                                                                                                           -----------------

RAILROADS                                                                    1.2%
     CANADIAN NATIONAL RAILWAY                                                                 2,900                139,954
     EAST JAPAN RAILWAY CO.                                                                       32                142,311
                                                                                                           -----------------
                                                                                                                    282,265
                                                                                                           -----------------

RETAIL STORES                                                                1.3%
     LOBLAW COMPANIES LIMITED                                                                  3,200                146,017
     WOOLWORTHS LTD.                                                                          19,338                162,372
                                                                                                           -----------------
                                                                                                                    308,389
                                                                                                           -----------------


28 ACTIVA Mutual Funds Semiannual Report

      The accompanying notes are an integral part of these financial statements.


ACTIVA Schedule of Investments continued
INTERNATIONAL FUND - 6/30/03 (Unaudited)
                                                                             % OF          SHARES OR                  VALUE
     SECURITY DESCRIPTION                                             INVESTMENTS          PAR VALUE                (NOTE 2)
--------------------------                                          -------------        -----------       -----------------
RETAIL STORES - GROCERY                                                      0.8%
     TESCO ORD SP                                                                             54,300       $        196,455
                                                                                                           -----------------

REAL ESTATE                                                                  0.5%
     CHEUNG KONG (HLDGS)                                                                      21,000                126,299
                                                                                                           -----------------

TECHNOLOGY-SOFTWARE                                                          0.5%
     T-ONLINE INTERNATIONAL AG                                                               *10,600                107,727
                                                                                                           -----------------

TOBACCO                                                                      1.6%
     BRITISH AMERICAN TOBACCO PLC                                                             23,400                265,468
     GALLAHER GROUP PLC                                                                       12,300                120,766
                                                                                                           -----------------
                                                                                                                    386,234
                                                                                                           -----------------

TRANSPORTATION & SHIPPING                                                    0.8%
     TNT POST GROUP NV                                                                         7,800                135,432
     JIANGSU EXPRESS CO., LTD,                                                               172,000                 65,067
                                                                                                           -----------------
                                                                                                                    200,499
                                                                                                           -----------------

TELECOMMUNICATIONS                                                           9.5%
     VODAFONE                                                                                211,100                412,791
     MM02 PLC                                                                               *284,000                265,955
     FRANCE TELECOM                                                                            3,500                 85,850
     TELE DANMARK `B'                                                                          3,700                110,655
     TELEFONICA DE ESPANA (ESP)                                                              *20,706                240,393
     DEUTSCHE TELEKOM                                                                          7,200                109,635
     ALCATEL ALSTHOM                                                                          14,900                134,317
     TELSTRA CORPORATION LIMITED                                                              34,000                100,329
     NOKIA OYJ- ADR                                                                           13,100                215,233
     CHINA TELECOM CORP. LTD.                                                                934,000                214,392
     TELE NORTE LESTE PARTICIPACOES S.A. - ADR                                                12,600                147,168
     TELEBRAS ADR                                                                              6,300                173,565
     TELUS CORP.                                                                               3,700                 65,109
                                                                                                           -----------------
                                                                                                                  2,275,392
                                                                                                           -----------------

TELECOMMUNICATIONS-SERVICES AND EQUIPMEN                                     3.0%
     SK TELECOM                                                                                1,300                222,018
     DDI CORPORATION                                                                              50                193,629
     JAPAN TELECOM CO. LTD.                                                                       60                182,386
     NORTEL NETWORKS CORPORATION                                                              46,500                125,550
                                                                                                           -----------------
                                                                                                                    723,583
                                                                                                           -----------------

TOTAL COMMON STOCKS (Cost $21,424,510)                                                                           23,832,385
                                                                                                           -----------------

OPTIONS - 0.0%                                                               0.0%
     HONG KONG DOLLAR PUT EXPIRES 10/7/03                                                    330,000                    207
                                                                                                           -----------------



                                        ACTIVA Mutual Funds Semiannual Report 29

The accompanying notes are an integral part of these financial statements.


ACTIVA Schedule of Investments continued
INTERNATIONAL FUND - 6/30/03 (Unaudited)
                                                                             % OF          SHARES OR                  VALUE
     SECURITY DESCRIPTION                                             INVESTMENTS          PAR VALUE                (NOTE 2)
--------------------------                                          -------------        -----------       -----------------
TOTAL OPTIONS - (Cost $1,881)                                                                              $            207
                                                                                                           -----------------

TOTAL INVESTMENTS - 100% (Cost $21,500,247)                                                                $     23,902,380
                                                                                                           =================

*Non-dividend producing as of June 30, 2003

At June 30, 2003 the breakdown by country was:

                                   % OF MARKET                         ACTUAL
COUNTRY                                VALUE                       MARKET VALUE
--------                            ----------                    --------------
Australia                                 5.2%                    $    1,245,180
Barbados                                  0.3%                            75,145
Belgium                                   0.5%                           111,103
Brazil                                    1.7%                           409,533
Canada                                    5.9%                         1,402,349
China                                     0.9%                           214,392
Denmark                                   0.5%                           110,655
Finland                                   1.3%                           309,097
France                                    4.0%                           952,556
Germany                                   5.3%                         1,261,890
Hong Kong                                 1.6%                           370,652
Hungary                                   0.5%                           121,726
Ireland                                   1.1%                           255,866
Israel                                    1.6%                           387,124
Italy                                     3.1%                           740,998
Japan                                    11.4%                         2,725,307
Republic of Korea                         3.9%                           938,478
Netherlands                               3.8%                           915,754
Norway                                    0.5%                           123,539
Russian Federation                        1.3%                           310,020
Singapore                                 1.2%                           309,370
Spain                                     3.3%                           784,327
Sweden                                    2.0%                           469,478
Switzerland                               6.2%                         1,469,947
Taiwan                                    0.7%                           177,408
United Kingdom                           23.1%                         5,527,021
United States                             9.1%                         2,183,465
                                   -----------                    --------------
                                        100.0%                    $   23,902,380
                                   ===========                    ==============


30 ACTIVA Mutual Funds Semiannual Report

      The accompanying notes are an integral part of these financial statements.

ACTIVA Statement of Assets and Liabilities
                                        MONEY MARKET      INTERMEDIATE                                        INTERNATIONAL
As of June 30, 2003 (Unaudited)             FUND            BOND FUND       VALUE FUND        GROWTH FUND         FUND
                                        -------------     -------------    -------------     -------------    -------------
ASSETS
Investments at cost                       $30,633,697      $157,546,105     $112,532,284       $23,512,048      $21,500,247
                                        -------------     -------------    -------------     -------------    -------------
Investments at value                       30,633,697       166,060,102      119,548,001        26,100,860       23,902,380
Cash                                              312         8,939,310        1,009,246            11,441          387,098
Foreign currency held at value
     (cost $12,181)                                                                                                  12,178
Receivables:
     Investments sold                              --         4,000,000        1,595,149            50,764           27,575
     Investment income                         11,009         1,884,833          171,679            10,921           49,262
Other assets                                    7,932             9,785           13,659             8,387           36,691
                                        -------------     -------------    -------------     -------------    -------------
Total Assets                               30,652,950       180,894,030      122,337,734        26,182,373       24,415,184
                                        -------------     -------------    -------------     -------------    -------------

LIABILITIES
Payables:
     Investments purchased                         --        10,236,562          570,890            46,931               --
     Income payable                            11,696                --               --                --               --
     Advisory fees                             28,221           141,044          144,526            43,691           49,186
     Transfer agent fees                        2,106               306           39,757               931              500
     12b-1 fees                                    --            63,221           42,741             9,375            8,680
     Service fees                              12,095            63,221           43,358             9,375            8,680
Other liabilities                                  --            20,500               --                --               --
Accrued expenses                                7,121            12,217           19,662             7,399           18,000
                                        -------------     -------------    -------------     -------------    -------------
Total Liabilities                              61,239        10,537,071          860,934           117,702           85,046
                                        -------------     -------------    -------------     -------------    -------------

NET ASSETS                                $30,591,711      $170,356,959     $121,476,800       $26,064,671      $24,330,138
                                        =============     =============    =============     =============    =============

SHARES OUTSTANDING                         30,607,222        15,705,889       19,675,068         4,719,398        4,127,057
                                        =============     =============    =============     =============    =============

NET ASSET VALUE PER SHARE                       $1.00            $10.85                              $5.52            $5.90
Class A based on net assets of
$119,733,212 and 19,393,776
shares outstanding                                                                 $6.17

Class R based on net assets of
$1,743,588 and 281,292
shares outstanding                                                                 $6.20

                                        ACTIVA Mutual Funds Semiannual Report 31

The accompanying notes are an integral part of these financial statements.

ACTIVA Statement of Operations

For the six month period ended June 30, 2003 (Unaudited)
                                         MONEY MARKET      INTERMEDIATE                                       INTERNATIONAL
                                            FUND            BOND FUND       VALUE FUND        GROWTH FUND         FUND
                                        -------------     -------------    -------------     -------------     ------------
INVESTMENT INCOME
Interest                                     $238,175        $4,779,192           $9,489            $1,517           $1,733
Dividends                                          --                --        1,342,789           103,736          360,797
Miscellaneous                                     797             7,785           32,578             8,808            9,488
                                        -------------     -------------    -------------     -------------    -------------
Total Investment Income                       238,972         4,786,977        1,384,856           114,061          372,018
                                        -------------     -------------    -------------     -------------    -------------

EXPENSES
Advisory fees                                  60,001           277,951          277,767            83,406           94,243
12b-1 fees                                         --           124,131           82,179            17,885           16,631
Service fees                                   25,715           124,131           83,331            17,885           16,631
Shareholder report                              1,991               905           28,417             1,448            1,086
Fund accounting fees                           19,548            32,166           34,571            20,458           25,598
Audit fees                                      7,964             7,964            7,964             7,964            7,964
Custodian fees                                  5,973             9,412           19,575             7,964           32,555
Insurance                                         589             2,704            1,822               414              354
Legal fees                                      5,068             5,068            5,068             5,068            5,068
Organization expense                               --                --           14,260                --               --
Registration fees                               1,086             3,620            3,077               724              724
Transfer agent fees                             4,293               594           78,664             1,866            1,015
Transfer agent fees - Class R                      --                --            1,535                --               --
                                        -------------     -------------    -------------     -------------    -------------
Total Expenses                                132,228           588,646          638,230           165,082          201,869
                                        -------------     -------------    -------------     -------------    -------------

Net Investment Income (Loss)                  106,744         4,198,331          746,626           (51,021)         170,149
                                        -------------     -------------    -------------     -------------    -------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
     Net realized gain (loss) on
        security transactions                      --         4,073,945       (5,086,524)       (1,648,165)        (945,758)
     Net realized gain (loss) on foreign
        currency transactions                      --                --               --                --           17,614
     Net realized gain (loss) on
        futures contracts                          --                --           26,042                --               --
     Changes in net unrealized
        appreciation or (depreciation)
        of investments and
        foreign currency                           --        (2,207,095)      16,472,507         4,446,767        2,805,258
                                        -------------     -------------    -------------     -------------    -------------
Net Gain (Loss) on Investments                     --         1,866,850       11,412,025         2,798,602        1,877,114
                                        -------------     -------------    -------------     -------------    -------------

NET INCREASE IN NET ASSETS
     RESULTING FROM OPERATIONS               $106,744        $6,065,181      $12,158,651        $2,747,581       $2,047,263
                                        =============     =============    =============     =============    =============


32 ACTIVA Mutual Funds Semiannual Report

      The accompanying notes are an integral part of these financial statements.

Activa Statement of Changes in Net Assets
                                             MONEY MARKET FUND          INTERMEDIATE BOND FUND             VALUE FUND
                                           PERIOD          YEAR         PERIOD          YEAR         PERIOD          YEAR
                                            ENDED          ENDED         ENDED          ENDED         ENDED          ENDED
                                           6/30/03       12/31/02       6/30/03       12/31/02       6/30/03       12/31/02
                                         (UNAUDITED)     (AUDITED)    (UNAUDITED)     (AUDITED)    (UNAUDITED)     (AUDITED)
                                         -------------------------     -------------------------    -------------------------
NET ASSETS FROM OPERATIONS
Net investment income                       $106,744      $437,217     $4,198,331     $8,971,219      $746,626     $1,245,104
Net realized gain (loss) on investments           --            65      4,073,945         46,834    (5,060,482)   (15,822,782)
Net increase (decrease) in unrealized
     appreciation                                 --            --     (2,207,095)     5,346,576    16,472,507    (10,474,281)
                                         -----------   -----------    -----------    -----------   -----------    -----------
Net increase (decrease) in net assets
     resulting from operations               106,744       437,282      6,065,181     14,364,629    12,158,651    (25,051,959)
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income:
     Class A                                (106,744)     (437,217)    (3,592,956)    (8,623,481)           --     (1,315,653)
     Class R                                      --            --             --             --            --        (19,018)
Net realized gain from
  investment transactions:
     Class A                                      --            --       (390,294)      (636,140)           --             --
     Class R                                      --            --             --             --            --             --
                                         -----------   -----------    -----------    -----------   -----------    -----------
Total distributions to shareholders         (106,744)     (437,217)    (3,983,250)    (9,259,621)           --     (1,334,671)

CAPITAL SHARE TRANSACTIONS
Net proceeds from sale of shares:
     Class A                               2,521,336     4,054,824        159,536        202,874       270,198      1,566,536
     Class R                                      --            --             --             --       305,807        911,704
Net asset value of shares issued
     to shareholders in reinvestment
     of investment income and
     realized gain from security
     transactions:
     Class A                                 118,736       478,276      3,982,612      9,258,314            --      1,293,676
     Class R                                      --            --             --             --            --         18,924
Payment for shares redeemed:
     Class A                              (8,217,607)  (10,039,054)       (29,916)   (17,262,296)   (2,687,556)    (7,465,393)
     Class R                                      --            --             --             --      (228,070)      (744,663)
                                         -----------   -----------    -----------    -----------   -----------    -----------
Net increase (decrease)
     in net assets
     derived from capital
     share transactions                   (5,577,535)   (5,505,954)     4,112,232     (7,801,108)   (2,339,621)    (4,419,216)
                                         -----------   -----------    -----------    -----------   -----------    -----------
Net Increase (Decrease) in Net Assets     (5,577,535)   (5,505,889)     6,194,163     (2,696,100)    9,819,030    (30,805,846)
Net Assets, beginning of year or period   36,169,246    41,675,135    164,162,796    166,858,896   111,657,770    142,463,616
                                         -----------   -----------    -----------    -----------   -----------    -----------
Net Assets, end of year or period        $30,591,711   $36,169,246   $170,356,959   $164,162,796  $121,476,800   $111,657,770
                                         ===========   ===========    ===========    ===========   ===========    ===========

NET ASSETS CONSIST OF:
     Capital                             $30,607,222   $36,184,757   $157,170,773   $153,058,541  $146,128,426   $148,468,047
     Undistributed net investment
        income (loss)                             --            --        577,412             --       658,914             --
     Return of capital                            --            --             --        (27,963)           --        (87,712)
     Undistributed net realized gain
        (loss) from investments              (15,511)      (15,511)     4,094,776        411,125   (32,318,638)   (27,258,156)
     Unrealized appreciation
        (depreciation) of investments
        and foreign currency                      --            --      8,513,998     10,721,093     7,008,098     (9,464,409)
                                         -----------   -----------    -----------    -----------   -----------    -----------
                                         $30,591,711   $36,169,246   $170,356,959   $164,162,796  $121,476,800   $111,657,770
                                         ===========   ===========    ===========    ===========   ===========    ===========

TRANSACTIONS IN FUND SHARES
Shares sold:
     Class A                               2,521,336     4,054,824         14,959         19,253        47,622        263,062
     Class R                                      --            --             --             --        54,928        150,410
Reinvested distributions:
     Class A                                 118,736       478,276        371,137        882,833            --        228,969
     Class R                                      --            --             --             --            --          3,344
Shares redeemed:
     Class A                              (8,217,607)  (10,039,054)        (2,787)    (1,634,736)     (479,566)    (1,218,284)
     Class R                                      --            --             --             --       (40,785)      (125,705)
                                         -----------   -----------    -----------    -----------   -----------    -----------
Net increase (decrease) in fund shares    (5,577,535)   (5,505,954)       383,309       (732,650)     (417,801)      (698,204)
Shares outstanding, beginning of
     year or period                       36,184,757    41,690,711     15,322,580     16,055,230    20,092,869     20,791,073
                                         -----------   -----------    -----------    -----------   -----------    -----------
Shares outstanding, end of
     year or period                       30,607,222    36,184,757     15,705,889     15,322,580    19,675,068     20,092,869
                                         ===========   ===========    ===========    ===========   ===========    ===========


                                        ACTIVA Mutual Funds Semiannual Report 33

The accompanying notes are an integral part of these financial statements.


ACTIVA Statement of Changes in Net Assets continued
                                                                              GROWTH FUND              INTERNATIONAL FUND
                                                                        PERIOD          YEAR         PERIOD          YEAR
                                                                         ENDED          ENDED         ENDED          ENDED
                                                                        6/30/03       12/31/02       6/30/03       12/31/02
                                                                      (UNAUDITED)     (AUDITED)    (UNAUDITED)     (AUDITED)
                                                                       -------------------------    -------------------------
NET ASSETS FROM OPERATIONS
Net investment income                                                    ($51,021)     ($108,979)     $170,149         $6,848
Net realized gain (loss) on investments                                (1,648,165)    (5,632,335)     (928,144)    (3,495,852)
Net increase (decrease) in unrealized appreciation                      4,446,767     (1,564,826)    2,805,258       (495,338)
                                                                      -----------    -----------   -----------    -----------
Net increase (decrease) in net assets resulting from operations         2,747,581     (7,306,140)    2,047,263     (3,984,342)

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income:
     Class A                                                                   --             --            --         (4,878)
     Class R                                                                   --             --            --             --
Net realized gain from investment transactions:
     Class A                                                                   --             --            --             --
     Class R                                                                   --             --            --             --
                                                                      -----------    -----------   -----------    -----------
Total distributions to shareholders                                            --             --            --         (4,878)

CAPITAL SHARE TRANSACTIONS
Net proceeds from sale of shares:
     Class A                                                               39,658      9,999,838       359,337      6,960,282
     Class R                                                                   --             --            --             --
Net  asset value of shares issued to shareholders in
     reinvestment of investment income and realized
     gain from security transactions:
     Class A                                                                   --             --            --          4,876
     Class R                                                                   --             --            --             --
Payment for shares redeemed:
     Class A                                                              (41,966)      (286,547)     (313,521)      (197,964)
     Class R                                                                   --             --            --             --
                                                                      -----------    -----------   -----------    -----------
Net increase (decrease) in net assets derived from
     capital share transactions                                            (2,308)     9,713,291        45,816      6,767,194
                                                                      -----------    -----------   -----------    -----------
Net Increase (Decrease) in Net Assets                                   2,745,273      2,407,151     2,093,079      2,777,974
Net Assets, beginning of year or period                                23,319,398     20,912,247    22,237,059     19,459,085
                                                                      -----------    -----------   -----------    -----------
Net Assets, end of year or period                                     $26,064,671    $23,319,398   $24,330,138    $22,237,059
                                                                      ===========    ===========   ===========    ===========

NET ASSETS CONSIST OF:
     Capital                                                          $37,588,017    $37,590,325   $35,372,676    $35,326,860
     Undistributed net investment income (loss)                          (479,611)      (428,590)     (568,151)      (755,913)
     Return of capital                                                         --             --            --             --
     Undistributed net realized gain (loss) from investments          (13,632,547)   (11,984,382)  (12,879,946)   (11,934,188)
     Unrealized appreciation (depreciation) of
        investments and foreign currency                                2,588,812     (1,857,955)    2,405,559       (399,700)
                                                                      -----------    -----------   -----------    -----------
                                                                      $26,064,671    $23,319,398   $24,330,138    $22,237,059
                                                                      ===========    ===========   ===========    ===========

TRANSACTIONS IN FUND SHARES
Shares sold:
     Class A                                                                7,898      1,962,194        63,721      1,278,604
     Class R                                                                   --             --            --             --
Reinvested distributions:
     Class A                                                                   --             --            --            906
     Class R                                                                   --             --            --             --
Shares redeemed:
     Class A                                                               (8,078)       (49,382)      (55,637)       (33,404)
     Class R                                                                   --             --            --             --
                                                                      -----------    -----------   -----------    -----------
Net increase (decrease) in fund shares                                       (180)     1,912,812         8,084      1,246,106
Shares outstanding, beginning of year or period                         4,719,578      2,806,766     4,118,973      2,872,867
                                                                      -----------    -----------   -----------    -----------
Shares outstanding, end of year or period                               4,719,398      4,719,578     4,127,057      4,118,973
                                                                      ===========    ===========   ===========    ===========


34 ACTIVA Mutual Funds Semiannual Report

      The accompanying notes are an integral part of these financial statements.


ACTIVA Notes to Financial Statements

1. ORGANIZATION

Activa Mutual Fund Trust (Trust) was organized as a Delaware business trust on February 2, 1998. The trust consists of five funds, each open-end management investment companies registered under the Investment Company Act of 1940. The funds are: the Activa Money Market Fund (Money Market Fund), the Activa Intermediate Bond Fund (Intermediate Bond Fund), the Activa Value Fund (Value
Fund), the Activa Growth Fund (Growth Fund) and the Activa International Fund (International Fund) collectively referred to as the Funds. The Value Fund is the successor to Amway Mutual Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

Investment Objectives

The Money Market Fund's investment objective is to seek a high level of current income as is consistent with preservation of capital and liquidity. The Money Market Fund invests in a broad spectrum of high quality U.S. dollar-denominated money market securities, with the average weighted maturity of the securities held not to exceed 90 days.

The Intermediate Bond Fund's investment objective is to seek a high level of current income as is consistent with moderate risk of capital and maintenance of liquidity. The Intermediate Bond Fund invests primarily in investment-grade debt securities, with average maturity of three to ten years.

The Value Fund's investment objective is to maximize long-term capital appreciation, and invests primarily in common stocks of large and medium size U.S. companies which are considered by the investment manager to be undervalued.

The Growth Fund seeks long-term growth of capital, and invests primarily in common stocks believed by the investment manager to have long-term growth potential.

The International Fund seeks maximum long-term capital appreciation. The International Fund invests primarily in common stocks of large and medium size non-U.S. companies which are believed by the investment manager to have potential for above-average growth of earnings.

Classes of Shares

The Value Fund offers two classes of shares (Class A and Class R). The Class R shares are offered to tax-exempt retirement and benefit plans of Alticor, Inc. and its affiliates, and are not subject to any sales charges or 12b-1 distribution fees. Each share of Class A and Class R represents an equal proportionate interest in the Value Fund and, generally, will have identical voting, dividend, liquidation, and other rights and the same terms and conditions. Each class will have exclusive voting rights with respect to matters affecting only that class. Each class bears different distribution, shareholder servicing and transfer agent expenses. Income, non-class specific expenses, and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Security Valuation

Investments in securities listed or admitted to trading on a national securities exchange are valued at their last reported sale price before the time of valuation. If a security is traded only in the over-the-counter market, or if no sales have been reported for a listed security on that day, it is valued at the mean between the current closing bid and ask prices. Short-term securities maturing within 60 days are valued at amortized cost, which approximates fair value. Portfolio debt securities with remaining maturities greater than 60 days are valued by pricing agents approved by the Board of Trustees. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. Securities for which market quotations are not readily available, including any restricted securities (none at June 30, 2003), and other assets of the Funds are valued at fair market value as determined by the Fund's Board of Trustees.

Derivative Transactions

The Funds (except the Money Market Fund) may trade in derivative contracts to hedge portfolio holdings and for investment purposes. Hedging activities are intended to reduce various risks associated with fluctuations in foreign currency exchange rates. When entering into a forward currency contract, the fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an

                                        ACTIVA Mutual Funds Semiannual Report 35

ACTIVA Notes to Financial Statements continued

agreed future date. These contracts are valued daily. The fund's net equity in the contracts is included as unrealized gains or losses in the statement of assets and liabilities. This unrealized gain or loss is the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date. The current year change in unrealized gains and losses and realized gains and losses are included in the statement of operations. These instruments involve market risk, credit risk, or both kinds of risk, in excess of the amount recognized in the statements of assets and liabilities. Risks arise from the possible inability of counter parties to meet the terms of their contracts and from movement in currency and security values and interest rates. There were no foreign currency contracts outstanding at June 30, 2003.

Security Transactions

Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Original issue discounts are accreted and premium is amortized on debt securities to interest income over the life of a security with a corresponding adjustment in the cost basis. Realized gains and losses from security transactions and unrealized appreciation and depreciation of investments are reported on a specific identification basis. Dividends and distributions to shareholders are recorded by the Funds on the ex-dividend date.

Foreign Currency Translation

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

Net realized gains and losses from foreign currency and investment transactions disclosed in the Statement of Operations consist of net gains and losses on disposition of foreign currency, currency gains and losses realized between trade and settlement dates on security transactions, and the difference between the amount of net investment income accrued and the amount actually received in U.S. dollars. Net unrealized foreign exchange gains and losses arise from changes in fair values of assets and liabilities other than investments in securities at period end, resulting from changes in exchange rates. The effects of foreign currency exchange rates on foreign securities held are included in net realized and unrealized gain or loss on investments.

Futures Contracts

The Funds may use futures contracts to manage its exposure to the stock and bond markets. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown at the end of the schedule of investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Security Lending

The Funds lend portfolio securities from time to time in order to earn additional income. The Funds receive collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintain collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At June 30, 2003,

36 ACTIVA Mutual Funds Semiannual Report

ACTIVA Notes to Financial Statements continued

the value of the securities loaned and the collateral received amounted to $44,732,312 and $45,253,910 respectively.

Reorganization Costs

Reorganization costs incurred prior to June 30, 1998 in connection with the reorganization of Amway Mutual Fund and the issuance of Class R shares were amortized over a period of 60 months using the straight-line method in the Value Fund. The cost was fully amortized as of June 17, 2003.

Federal Income Taxes

It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from substantially all federal income taxes.

Dividend Distributions

The Money Market Fund and Intermediate Bond Fund declare dividends daily and monthly respectively, and distribute dividends monthly, and capital gains (if any) are distributed annually. The Value Fund, Growth Fund and International Fund declare and distribute dividends and capital gains (if any) annually.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Funds have entered into investment advisory agreements with Activa Asset Management LLC (the Adviser), effective June 11, 1999. The Funds employ the investment adviser to provide investment advice and manage on a regular basis the investment portfolios for the Funds. Except when otherwise specifically directed by the Funds, the Investment Adviser will make investment decisions on behalf of the Funds and place all orders for the purchase and sale of portfolio securities for the Funds' accounts. The Adviser shall be permitted to enter into an agreement with another advisory organization (sub-adviser), whereby the sub-adviser will provide all or part of the investment advice and services required to manage the Funds' investment portfolios as provided for in these agreements. In return for these services, the Funds pay the adviser an annual rate as follows:

FUND                 % OF AVERAGE NET ASSETS
----                 -----------------------
Money Market         .35% until assets total $500 million; when assets reach
                     $500 million, .35% on first $100 million; .325% on next
                     $100 million; .30% on assets in excess of $200 million

Intermediate Bond    .40% on first $50 million; .32% on next $100 million; .24%
                     on assets in excess of $150 million

Value .50% on first $350 million; .45% on assets in excess of $350 million; the minimum annual fee shall be $350,000 plus .20%

Growth .70% on first $25 million; .65% on next $25 million; .60% on assets in excess of $50 million

International        .85% on first $50 million; .75% on assets in excess of
                     $50 million

As permitted by the above agreements, the Adviser has retained the following sub-advisers:

FUND                 SUB-ADVISER
----                 -----------
Money Market         J.P. Morgan Investment
                     Management, Inc.

Intermediate Bond    McDonnell Investment Management, LLC

Value                Wellington Management Company, LLP

Growth               State Street Research &
                     Management Company

International        Nicholas-Applegate Capital Management

Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Money Market Fund, Value Fund, Intermediate Bond Fund, Growth Fund and International Fund have entered into a


                                        ACTIVA Mutual Funds Semiannual Report 37

ACTIVA Notes to Financial Statements continued

Plan and Agreement of Distribution with Activa Asset Management LLC. Under the terms of the agreement, Activa Asset Management LLC provides services in connection with distributing the Funds' shares (except Value Fund Class R). For these services rendered, the Funds compensate Activa Asset Management LLC monthly at a maximum annual rate of .25 of 1% of the average net assets of the Fund. For the six month period ended June 30, 2003 the Board of Trustees approved an annual rate of .15 of 1%, for all funds except the Money Market Fund. Activa Asset Management LLC is not presently providing services under the distribution plan on behalf of the Money Market Fund and is receiving no such compensation.

The Funds have a transfer agency and dividend disbursing agency agreement with Activa Asset Management LLC. Under these agreements, Activa Asset Management LLC is the agent for transfer of the Funds' shares and disbursement of the Funds' distributions. For these services, The Money Market, Intermediate Bond, Value (Class A), Growth and International Funds pay a monthly fee based upon $1.167 per account in existence during the month. The transfer agent is compensated by the Value Fund (Class R) at a monthly rate of 1/12 of .20% (.20% annually) of average net assets.

On June 11, 1999 the Trust entered into an administrative agreement with Activa Asset Management LLC. Under the terms of the agreement Activa Asset Management LLC will act as administrator for the Funds. As administrator of the Funds, Activa Asset Management LLC will furnish office space and office facilities, equipment and personnel, pay the fees of all Trustees of the Trust, as well as providing services relating to compliance, tax and financial service requirements. For these services, the administrator will be compensated quarterly by each fund at an annual rate of .15% of average daily net assets.

On July 9, 1999 the Trust entered into a Fund Accounting Agreement with Bisys Fund Services Ohio, Inc. (Fund Accountant). As stated in the agreement, the Fund Accountant is responsible for the maintenance of books and records, performance of daily accounting services, providing the Funds' management with monthly financial statements and certain information necessary for meeting compliance requirements. The Fund Accountant is compensated by each fund based upon an annual fee of $35,000 for assets up to $100 million; $50,000 for assets between $100 million and $1 billion; and $75,000 for assets in excess of $1 billion. In addition, each fund will pay the Fund Accountant an annual fee of $2,500 for portfolio accounting reports provided to investment adviser personnel through internet access.

Two individuals and their families, which own (directly or indirectly) the majority of the shares outstanding of the Trust, also indirectly own 100% of the Adviser.

4. INVESTMENT TRANSACTIONS

At June 30, 2003, the cost of investments owned by the Value Fund was $113,817,995 for federal income tax purposes. Aggregate gross unrealized appreciation on securities in which there was an excess of market value over tax cost was $11,541,571. Aggregate gross unrealized depreciation on securities in which there was an excess of tax cost over market value was $5,811,565. Net unrealized appreciation for tax purposes was $5,730,006, at June 30, 2003.

The unrealized appreciation (depreciation) at June 30, 2003 based upon cost of both long-term and short-term securities for the funds that have elected an October 31st year-end for federal income tax purposes were as follows:

                                                                       Cost for
                                Gross         Gross           Net       federal
                           unrealized    unrealized    unrealized    income tax
Fund                     appreciation  depreciation  appreciation      purposes
                         ------------  ------------  ------------  ------------

Money Market             $        N/A  $        N/A  $        N/A  $ 30,633,697
Intermediate
  Bond                      8,791,929       277,932     8,513,997   157,546,105
Growth                      2,753,235       661,872     2,091,363    24,009,497
International               2,661,677       273,163     2,388,514    21,513,866

5. RELATED PARTY TRANSACTION

A certain class of Independent Business Owners of Alticor, Inc. received part of its Emerald profit-sharing bonus in common stock shares of the Value Fund or Money Market Fund. On January 9, 2003, Alticor, Inc. purchased 11,148 Value Fund shares valued at $65,213 (based upon the net asset value of $5.85 per share) and 1,582,369 Money Market Fund shares valued at $1,582,369 (based upon the net asset value of $1.00 per share) and transferred the shares to these Independent Business Owners.

38 ACTIVA Mutual Funds Semiannual Report

                       This page intentionally left blank.

ACTIVA Financial Highlights

                                                MONEY MARKET FUND            INTERMEDIATE BOND FUND
                                           --------------------------     ---------------------------
                                               PERIOD            YEAR          PERIOD            YEAR
                                                ENDED           ENDED           ENDED           ENDED
                                              6/30/03        12/31/02         6/30/03        12/31/02
Per share outstanding for each period      (Unaudited)       (Audited)     (Unaudited)       (Audited)
                                           ----------      ----------     -----------     -----------
Net Asset Value, Beginning of Period            $1.00           $1.00          $10.71          $10.39
Income from investment operations:
        Net investment income (loss)               --            0.01            0.27            0.53
        Net realized and unrealized
           gains (losses)
           on securities                           --              --            0.13            0.36
                                           ----------      ----------     -----------     -----------
Total from investment operations                   --            0.01            0.40            0.89
Less Distributions:
        Dividends from net
           investment income                       --            0.01            0.23            0.53
        Dividends in excess of net
           investment income                       --              --              --              --
        Distributions from capital gains           --              --            0.03            0.04
                                           ----------      ----------     -----------     -----------
Total Distributions                                --            0.01            0.26            0.57
                                           ----------      ----------     -----------     -----------
Net Asset Value, End of Period                  $1.00           $1.00          $10.85          $10.71
Total Return*                                   0.31%           1.14%           3.76%           8.85%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period                  30,591,711      36,169,246     170,356,959     164,162,796
Ratio of expenses to average net assets          0.4%            0.7%            0.4%            0.7%
Ratio of net income (loss) to
   average net assets                            0.3%            1.1%            2.5%            5.3%
Portfolio turnover rate                           N/A             N/A           49.9%           52.3%

                                              VALUE FUND - CLASS A          VALUE FUND - CLASS R
                                          ---------------------------     ------------------------
                                               PERIOD            YEAR         PERIOD          YEAR
                                                ENDED           ENDED          ENDED         ENDED
                                              6/30/03        12/31/02        6/30/03      12/31/02
Per share outstanding for each period      (Unaudited)       (Audited)    (Unaudited)     (Audited)
                                          -----------     -----------     ----------      ---------
Net Asset Value, Beginning of Period            $5.56           $6.85          $5.57          $6.86
Income from investment operations:
        Net investment income (loss)             0.04            0.07           0.04           0.07
        Net realized and unrealized
           gains (losses)
           on securities                         0.57           (1.29)          0.59          (1.29)
                                          -----------     -----------     ----------      ---------
Total from investment operations                 0.61           (1.22)          0.63          (1.22)
Less Distributions:
        Dividends from net
           investment income                       --            0.07             --           0.07
        Dividends in excess of net
           investment income                       --              --             --             --
        Distributions from capital gains           --              --             --             --
                                          -----------     -----------     ----------      ---------
Total Distributions                                --            0.07             --           0.07
                                          -----------     -----------     ----------      ---------
Net Asset Value, End of Period                  $6.17           $5.56          $6.20          $5.57
Total Return*                                  10.97%         -17.87%         11.31%        -17.76%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period                 119,733,212     110,168,624      1,743,588      1,489,146
Ratio of expenses to average net assets          0.6%            1.1%           0.5%           1.0%
Ratio of net income (loss) to
   average net assets                            0.7%            1.0%           0.7%           1.1%
Portfolio turnover rate                         37.7%           84.9%          37.7%          84.9%

                                                     GROWTH FUND                 INTERNATIONAL FUND
                                             -------------------------       --------------------------
                                                 PERIOD           YEAR           PERIOD           YEAR
                                                  ENDED          ENDED            ENDED          ENDED
                                                6/30/03       12/31/02          6/30/03       12/31/02
Per share outstanding for each period        (Unaudited)      (Audited)      (Unaudited)      (Audited)
                                             ----------      ----------      ----------      ----------
Net Asset Value, Beginning of Period              $4.94           $7.45           $5.40           $6.77
Income from investment operations:
        Net investment income (loss)              (0.01)          (0.02)           0.04            0.00
        Net realized and unrealized
           gains (losses)
           on securities                           0.59           (2.49)           0.46           (1.37)
                                             ----------      ----------      ----------      ----------
Total from investment operations                   0.58           (2.51)           0.50           (1.37)
Less Distributions:
        Dividends from net
           investment income                         --              --              --              --
        Dividends in excess of net
           investment income                         --              --              --              --
        Distributions from capital gains             --              --              --              --
                                             ----------      ----------      ----------      ----------
Total Distributions                                  --              --              --              --
                                             ----------      ----------      ----------      ----------
Net Asset Value, End of Period                    $5.52           $4.94           $5.90           $5.40
Total Return*                                    11.74%         -33.69%           9.26%         -20.22%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period                    26,064,671      23,319,398      24,330,138      22,237,059
Ratio of expenses to average net assets            0.7%            1.4%            0.9%            1.9%
Ratio of net income (loss) to
   average net assets                             -0.2%           -0.6%            0.8%            0.0%
Portfolio turnover rate                           61.4%          143.0%           85.0%          208.2%

* The period ended June 30, 2003 is not annualized but an aggregate total return for the period.

40 ACTIVA Mutual Funds Semiannual Report

                                        ACTIVA Mutual Funds Semiannual Report 41

Logo: Activa Mutual Funds

Activa Mutual Funds
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan 49546
(616) 787-6288  (800) 346-2670
www.activafunds.com



                                                               Printed in U.S.A.

ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEMS 5-6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

[For Municipal Funds] Not applicable to this registrant.
[For Non-Municipal Funds] Not applicable at this time.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) in the exact form set forth below: Ex-99.CERT Attached hereto.

(c) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Activa Mutual Fund Trust
            -----------------------------------------------------------

By (Signature and Title)* /s/ Allan D. Engel
                         ----------------------------------------------
                          Allan D. Engel
                          President, Principal Executive Officer and
                          Principal Financial Officer

Date August 29, 2003
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Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*
                         ----------------------------------------------


Date
    -------------------------------------------------------------------

By (Signature and Title)* /s/
                         ----------------------------------------------


Date
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* Print the name and title of each signing officer under his or her signature.